                                                              File No. 333-76344
                                                                       811-10621


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


                REGISTRATION UNDER THE SECURITIES ACT OF 1933 [X]
                       Pre-Effective Amendment Number ___

                      Post Effective Amendment Number _6_ [X]


                                     And/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. _6_ [X]


                      National Security Variable Account L
                           (Exact Name of Registrant)

                   National Security Life and Annuity Company
                               (Name of Depositor)

                                 P.O. Box 1625
                              Binghamton, NY 13902
              (Address of Depositor's Principal Executive Offices)

                                 1-877-446-6060
               (Depositor's Telephone Number, including Area Code)

                                Marcus L. Collins, Esq.
                           National Security Life and
                                Annuity Company
                                 P.O. Box 5363
                          Cincinnati, Ohio 45201-5363

                                    Copy to:
                               John Blouch, Esq.
                              Dykema Gossett PLLC
                              1300 I Street, N.W.
                                 Suite 300 West
                             Washington, D.C. 20005


Title of Securities Being Registered: Individual Variable Universal Life Insurance Policies.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.



This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, Statement of Additional Information, the Financial Statements and Part C.

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 29, 2005 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a) of Rule 485


[ ] on (date) pursuant to paragraph (a) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Home Offices:                          Administrative Offices:
P.O. Box 1625                          P.O. Box 5363
100 Court Street                       One Financial Way
Binghamton, NY 13901                   Cincinnati, OH 45201

                                   PROSPECTUS

                             SECURITY ADVANTAGE VUL
          INDIVIDUAL, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
                      NATIONAL SECURITY VARIABLE ACCOUNT L

This prospectus describes an individual, flexible premium variable life insurance policy (called the "policy", or the "contract") offered through National Security Variable Account L ("VAL"), a separate account of ours. We are National Security Life and Annuity Company ("National Security").

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies (called a "Fund" or the "Funds"), your premium payments are not an investment in a retail mutual fund. Each Fund may have several portfolios ("portfolios") that use different investment strategies or invest in different securities. VAL is the registered shareholder of the Funds' shares. VAL purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in subaccounts ("subaccounts") of VAL. We may use the term "portfolios" or "subaccounts" interchangeably to refer to the underlying investment choices.


This policy (i) is not a deposit or obligation of a bank, (ii) is not guaranteed by a bank, (iii) is not insured by the FDIC or any other government agency, and
(iv) may go down in value.


To learn more about this policy and National Security, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2005. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your agent or representative or by logging onto the Securities and Exchange Commission's website at http://www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. FOR INFORMATION RELATED TO THE PORTFOLIOS TO WHICH YOU MAY ALLOCATE PREMIUM PAYMENTS, PLEASE REFER TO THE CURRENT FUND PROSPECTUSES WHICH SHOULD ACCOMPANY THIS PROSPECTUS.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE POLICY DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 10 of the portfolios we offer as well as to the General Account. However, you will not own the shares of the portfolio. VAL is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAL, we have established subaccounts that invest in the shares of the portfolios based on policyholders' premium allocation. We have listed the available portfolios below, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contain important information that describes the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your agent. Your policy's accumulation value will reflect the investment performance of the portfolios you select and is not guaranteed.

FORM 6721-NSLAC
                                  MAY 1, 2005

                               TABLE OF CONTENTS


SUMMARY OF BENEFITS AND RISKS...........      3
Policy Benefits.........................      3
  Death Benefit.........................      3
  Death Benefit Guarantee...............      3
  Loans.................................      3
  Preferred Loans.......................      3
  Surrender Privileges..................      3
  Free Look/Right to Return the
     Policy.............................      3
  Variable Investment Choices...........      3
  General Account.......................      4
  Flexibility/Allocation of Premiums....      4
  Transfers.............................      4
  Tax Benefits..........................      4
Policy Risks............................      4
  Liquidity Risk........................      4
  Investment Performance................      4
  Termination or Lapse..................      4
  Impact of Loans.......................      5
  Adverse Tax Consequences..............      5
  Termination of the Death Benefit
     Guarantee..........................      5
Portfolio Risks.........................      5
FEE TABLES..............................      6
Transaction Fees........................      6
Periodic Charges Other Than Portfolio
  Operating Expenses....................      7
Annual Portfolio Operating Expenses.....      9
GENERAL DESCRIPTION OF NATIONAL
  SECURITY..............................     10
National Security Life and Annuity
  Company...............................     10
SMON Holdings, Inc. ....................     10
National Security Variable Account L....     10
THE PORTFOLIOS..........................     11
THE GENERAL ACCOUNT.....................     14
General Description.....................     14
Accumulation Value......................     15
Voting Rights...........................     15
CHARGES.................................     16
Premium Expense Charge..................     16
Monthly Deduction.......................     16
Risk Charge.............................     17
Surrender Charge........................     17
Transfer and Administrative Fees........     18
Illustration Fee and Charge for Annual
  Report of Account Status..............     18
Reinstatement Fee.......................     18
Other Charges...........................     18
GENERAL DESCRIPTION OF THE POLICY.......     18
Ownership Rights........................     18
Allocation of Premiums..................     19
Transfers...............................     19
Excessive Trading and Market Timing.....     20
Conversion..............................     21
Modifying the Policy....................     21
Free Look Period........................     22
Free Look for Increases in Face
  Amount................................     22
State Variations........................     22
Withholding Payment after Premium
  Payment...............................     22
Other Policies..........................     22
PREMIUMS................................     23
Purchasing a Policy.....................     23
Lapse...................................     23
Reinstatement...........................     24
Replacing Existing Insurance............     24
Applying for a Policy...................     24
When Insurance Coverage Takes Effect....     24
Accumulation Unit Values................     25
Determination of Variable Accumulation
  Values................................     25
Net Investment Factor...................     26
DEATH BENEFITS AND POLICY VALUES........     26
Settlement Options......................     26
Plan A -- Level Benefit.................     26
  Illustration of Plan A................     27
Plan B -- Variable Benefit..............     27
  Illustration of Plan B................     27
Change in Death Benefit Plan............     28
Death Benefit Guarantee.................     29
Changes in Stated Amount................     29
  Increases.............................     29
  Decreases.............................     29
SURRENDERS AND PARTIAL SURRENDERS.......     30
Loans...................................     31
Preferred Loans.........................     32
Postponement of Payments................     32
LAPSE AND REINSTATEMENT.................     32
Reinstatement...........................     33
TAXES...................................     33
Policy Proceeds.........................     33
Avoiding Modified Endowment Contracts...     34
Correction of Modified Endowment
  Contracts.............................     34
Right to Charge for Company Taxes.......     34
LEGAL PROCEEDINGS.......................     34
FINANCIAL STATEMENTS....................     35
GLOSSARY................................     36


FORM 6721-NSLAC

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the policy's important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

POLICY BENEFITS

Death Benefit -- You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the policy. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death.

Death Benefit Guarantee -- The policy includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the death benefit guarantee is in effect.

Loans -- After the first policy year, you may borrow against the loan value of your policy. The loan value is 90% of your cash surrender value, minus the cost of insurance for the rest of the current policy year. Loan interest is payable in advance at a rate of 5.0%. This amount is equal to an annual rate of 5.26% if we paid the interest at the end of the year. Any outstanding policy indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the policy indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.

Preferred Loans -- Preferred loans are available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount no greater than 10% of the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if we paid the interest at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Surrender Privileges -- At any time you may surrender your policy in full and receive the proceeds. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your policy's death benefit and may be subject to a surrender charge.

Free Look/Right to Return the Policy -- Following the initial purchase of your policy or following any subsequent increase in the stated amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid or the policy's current value, depending on your state's laws. The free look period expires 20 days from your receipt of the policy or increase, although the free look period may be longer in some states.

Variable Investment Choices -- Your policy permits you to allocate net premiums to up to 10 of the variable portfolios previously listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the

FORM 6721-NSLAC
portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account -- You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAL. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums -- You may allocate your net premiums among up to 10 of the variable subaccounts and to the General Account in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers -- We allow transfers of accumulation values among the subaccounts of VAL and to the General Account at any time. Transfers from the General Account to the subaccounts of VAL are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits -- All death benefits paid under the policy will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a "life insurance policy", any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

POLICY RISKS

Liquidity Risk -- Access to the value in your policy through loans or surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the subaccounts.

BECAUSE OF THE LIMITED LIQUIDITY AND THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGE IN THE EARLY YEARS OF YOUR POLICY (AND FOLLOWING ANY INCREASE IN STATED AMOUNT), THE POLICY IS NOT A SUITABLE SHORT-TERM INVESTMENT.

Investment Performance -- If you allocate your net premium to the subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the accumulation value will decrease. You are also subject to the risk that the portfolio you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse -- If the cash surrender value in your policy is not enough to pay the monthly charges associated with your policy, your policy will enter a 61 day grace period. We will notify you during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. A lapsed policy may be reinstated, subject to certain restrictions.

FORM 6721-NSLAC

Impact of Loans -- A policy loan, whether or not repaid, will affect the accumulation value over time because we subtract the amount of the policy loan from the subaccounts and or the General Account as collateral, and this loan collateral does not participate in the investment performance of the subaccounts or receive any higher interest rate credited to the General Account. The amount of any policy loan will also count against the cumulative total premium payments you have made, which could cause the death benefit guarantee to lapse.

We reduce the amount we pay to the beneficiary upon the insured's death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences -- Under certain circumstances (usually if your premium payments in the first seven policy years or less exceed specified limits established by the Internal Revenue Service), your policy may become a "modified endowment contract" (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 591/2 may be subject to a 10% penalty tax. In addition, currently favorable tax laws may change.

Regarding preferred loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Termination of the Death Benefit Guarantee -- Your policy makes available a death benefit guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the minimum premium. Even if you have a death benefit guarantee, you must monitor the investment performance of the policy as you near the end of your death benefit guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the death benefit guarantee. If this is the case, at the end of the death benefit guarantee period, your policy will lapse, subject to the 61 day grace period, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio's prospectus. Please refer to each portfolio's prospectus and read it carefully for more information before investing. Copies of each portfolio's prospectus can be obtained by contacting National Security at 1-877-446-6060 or by writing to National Security at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission's EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

FORM 6721-NSLAC

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or transfer the cash value between investment options.

TRANSACTION FEES


               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Distribution Charge                    Deducted from Premiums upon receipt.   4.9% of premiums for the first 10
                                                                              policy years. In policy years 11 and
                                                                              later, this charge is reduced to
                                                                              3.9%.
-------------------------------------------------------------------------------------------------------------------
State Premium Taxes                    Deducted from Premiums upon receipt.   2% of premiums.
-------------------------------------------------------------------------------------------------------------------
Surrender Charge                       Deducted from the Accumulation Value   Maximum Surrender Charge
                                       during the first 15 policy years, and
                                       for 15 years following an increase in  $132.66 per $1000 of stated amount(1)
                                       the stated amount, in the event of a
                                       full surrender, partial surrender,     Minimum Surrender Charge
                                       lapse and decreases in stated amount.
                                                                              $12.29 per $1000 of stated amount(2)
Surrender Charge for a representative  Upon surrender of the policy after     $2,197.00
insured 45 year old male, non-tobacco  the first policy year.
user, in the standard risk class,
with death benefit option A and
$100,000 stated amount.(3)
-------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Deducted from the Accumulation Value   Maximum charge per transfer is
                                       in proportion to allocations to the    $15.00.(4)
                                       portfolios and the General Account
                                       upon the transfer of values from one
                                       portfolio to another or to the
                                       General Account or from the General
                                       Account to a variable portfolio.
-------------------------------------------------------------------------------------------------------------------
Illustration Fees                      Deducted from the Accumulation Value   Maximum charge is $100.00.(5)
                                       in proportion to allocations to the
                                       portfolios and the General Account
                                       upon your request for a policy
                                       illustration after issue.
-------------------------------------------------------------------------------------------------------------------
Annual report of policyholder's        Deducted from the Accumulation Value   Maximum charge is $100.
account                                in proportion to allocations to the
                                       portfolios and the General Account
                                       upon your special request for an
                                       annual report of your account.


FORM 6721-NSLAC

               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
-------------------------------------------------------------------------------------------------------------------
Reinstatement Fee                      Deducted from the Accumulation Value   Monthly cost of insurance from the
                                       in proportion to allocations to the    grace period, plus 2 months policy
                                       portfolios and the General Account     charges.
                                       upon reinstatement within 5 years.
-------------------------------------------------------------------------------------------------------------------
Administrative Fees                    Deducted from the Accumulation Value   The lesser of $25 or 2% of the amount
                                       in proportion to allocations to the    surrendered.
                                       portfolios and the General Account
                                       upon partial surrender.
-------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDERS:
Lifetime Advantage Rider -- Allows     Upon submission of a claim.(6)         Reduction of remaining death benefit
for up to one half of the death        Deducted from the Accumulation Value   by up to 10% of the amount taken
benefit (up to $250,000) to be paid    in proportion to allocations to the    under the rider.
in advance of the death of the         portfolios and the General Account.
insured in the event of terminal
illness.
-------------------------------------------------------------------------------------------------------------------
Exchange of Life Insured -- Allows     Charges at the time of the             Charge is $75.00 per exchange.
the insured life to be changed.        exchange.(6)
-------------------------------------------------------------------------------------------------------------------


(1) Maximum surrender charge is for a male, age 80 smoker, surrendering in the first policy year.

(2) Minimum surrender charge is for a female, age 0, standard class, surrendering in the first policy year.

(3) These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Surrender charges specific to your policy can be obtained by calling National Security at 1-877-446-6060.


(4) Currently $3.00 per transfer, with the first 12 transfers during any given policy year free.



(5) Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase in death benefits, addition of new riders and cases in lapse pending.



(6) Charge only applies if you have elected to add the specified rider to your policy. Not all riders are available in all states.


The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Cost of Insurance(1)                   Deducted monthly from the
                                       Accumulation Value in proportion to
                                       allocations to the portfolios and the
                                       General Account.
Minimum and Maximum(2)                                                        minimum $.045 per $1000 of stated
                                                                              amount
                                                                              maximum $83.33 per $1000 of stated
                                                                              amount


FORM 6721-NSLAC

               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Charge for a 45 year old male,                                                $.25 per $1,000 of stated amount
non-tobacco user, in the standard
risk class with death benefit option
A and a $100,000 stated amount.
-------------------------------------------------------------------------------------------------------------------
Maintenance Fee                        Deducted monthly from the              $7.00 per month.
                                       Accumulation Value in proportion to
                                       allocations to the portfolios and the
                                       General Account.
-------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees        Deducted daily from the assets in the  A charge equal to an annual rate of
                                       portfolios in proportion to            0.75% of the assets in the
                                       allocations to the portfolios.         subaccount, but not in the General
                                                                              Account(3).
-------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDERS:
Continuation of Coverage Rider --      Deducted monthly from the              Maximum charge is $0.17 per $1,000 of
Provides for payment of full death     Accumulation Value in proportion to    stated amount.(4)
benefit past maturity date.            the allocations to the portfolios and  Minimum charge is $0.00 per $1,000 of
                                       the General Account.                   stated amount.(5)
Representative purchaser is a male,                                           Charge for a Representative purchaser
age 45, non-smoker.                                                           is $.0003 per $1,000 of stated
                                                                              amount.
-------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit -- Provides   Deducted monthly from the              Maximum charge is $0.29 per $1,000 of
additional death benefit if insured's  Accumulation Value in proportion to    stated amount.(6)
sole cause of death is accident.       the allocations to the portfolios and  Minimum charge is $0.05 per $1,000 of
                                       the General Account.                   stated amount.(7)
Representative purchaser is a male,                                           Charge for a Representative purchaser
age 45, non-smoker class.                                                     is $.077 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Guaranteed Purchase Option --          Deducted monthly from the              Maximum Charge is $0.19 per $1,000 of
Provides the right to purchase chosen  Accumulation Value in proportion to    stated amount.(8)
amount of insurance coverage at        the allocations to the portfolios and  Minimum charge is $0.00 per $1,000 of
certain dates without evidence of      the General Account.                   stated amount.(9)
insurability.
The representative purchaser is a 25                                          Charge for a Representative purchaser
year old.                                                                     is $0.10 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Waiver of Stipulated Premium for       Deducted monthly from the              Maximum Charge is $0.18 per $1.00 of
Total Disability -- Credits a          Accumulation Value in proportion to    stipulated premium.(10)
stipulated premium to the policy if    the allocations to the portfolios and  Minimum charge is $0.01 per $1.00 of
insured is totally disabled.           the General Account.                   stipulated premium.(11)
Representative purchaser is a male,                                           Charge for a Representative purchaser
age 45, non-smoker.                                                           is $0.03 per $1.00 of stipulated
                                                                              premium.
-------------------------------------------------------------------------------------------------------------------


 * Charge only applies if you have elected to add the specified rider to your policy. Not all riders are available in all states.

 (1) The cost of insurance varies based on individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a particular policyholder will pay. Please contact your

FORM 6721-NSLAC
     representative for a quote of what your charge would be. Maximums will not exceed charges posted in the 1980 Commissioner's Standard Ordinary Mortality table.

 (2) The minimum cost of insurance charge is for a female, age 0. The maximum cost of insurance charge is for a male, smoker, age 99.

 (3) This amount is reduced to approximately 0.20% in policy years 11 and later.

 (4) Maximum charge is for a female, age 80, preferred non-smoker.

 (5) Minimum charge is for a male, age 18, smoker class.

 (6) Maximum charge is for a male, age 69, Table D rated class.

 (7) Minimum charge is for a female, age 0.

 (8) Maximum charge is for a 39 year old insured.

 (9) Minimum charge is for a 0 year old insured.

(10) Maximum charge is for a male, age 59, smoker, Table D rated.

(11) Minimum charge is for a female, age 18, non-smoker.

The following table shows the minimum and maximum total operating expenses charged by any of the portfolio companies that you may pay periodically during the time that you own the contract. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                                      MINIMUM                                MAXIMUM
                                                      -------                                -------
(Expenses deducted from portfolio
assets, including management fees,
12b-1 fees and other portfolio
operating expenses.)                   0.40%                                  3.52%
-------------------------------------------------------------------------------------------------------------------


FORM 6721-NSLAC

                    GENERAL DESCRIPTION OF NATIONAL SECURITY

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

We were originally established as an insurance company under the laws of the state of New York in 1973 as The Urbaine Life Reinsurance Company. In 1993, the company was purchased by Security Life of Denver Insurance Company and our name was changed to First ING Life Insurance Company of New York. Pursuant to an agreement executed on May 3, 2001, SMON Holdings, Inc., a Delaware holding company agreed to purchase the company from First ING Life Insurance Company of New York. After the purchase, we changed our name to National Security Life and Annuity Company. We are licensed to sell insurance in 18 states and the District of Columbia. We are obligated to pay amounts promised to our policyholders of our policies. Amounts in the separate account, however, are subject to market risk.


National Security and/or its affiliates may pay retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers' registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners' purchase payments.



Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time National Security has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners' purchase payments.



From time to time, National Security and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.


SMON HOLDINGS, INC.

SMON Holdings, Inc. is a Delaware holding company jointly owned by The Ohio National Life Insurance Company, One Financial Way, Cincinnati, Ohio and Security Mutual Life Insurance Company of New York, 100 Court Street, Binghamton, New York.

NATIONAL SECURITY VARIABLE ACCOUNT L (VAL)

We established VAL on January 4, 2002 pursuant to the insurance laws of the State of New York. VAL is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under New York law, VAL's assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAL's assets are not chargeable with liabilities arising out of our other business.

We keep VAL's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAL's subaccounts.

VAL has subaccounts corresponding to each of the Funds listed in this prospectus. VAL may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests

FORM 6721-NSLAC
in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

                                 THE PORTFOLIOS

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the fund prospectus which should accompany this product prospectus. Net premiums under the policy may be allocated to the subaccounts of VAL which invest exclusively in portfolio shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the portfolios.

The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, performance and charges, see the Fund prospectuses. Copies of the Fund prospectuses can be obtained from your agent or representative or by contacting us at 1-877-446-6060 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission's EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

FORM 6721-NSLAC

Listed below are all of the portfolios available in your policy, its adviser and subadviser (if applicable) and investment objective:

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
OHIO NATIONAL FUND
Equity Portfolio                  (Legg Mason Funds Management,     Long Term Growth Of Capital
                                  Inc.)*
Money Market Portfolio            Ohio National Investments,        Preservation Of Capital
                                  Inc.
Bond Portfolio                    Ohio National Investments,        High Level Of Income And
                                  Inc.                              Preservation Of Capital
Omni Portfolio                    (Suffolk Capital Management,      Long Term Total Return And
                                  LLC)*                             Preservation Of Capital
International Portfolio           (Federated Global Investment      Total Return
                                  Management Corp.)*
International Small Company       (Federated Global Investment      Long Term Growth Of Capital
Portfolio                         Management Corp.)*
Capital Appreciation Portfolio    (Jennison Associates, LLC)*       Long-Term Growth Of Capital
Discovery Portfolio               (Founders Asset Management        Maximum Capital Growth
                                  LLC)*
Aggressive Growth Portfolio       (Janus Capital Management         Long-Term Capital Growth
                                  LLC)*
Small Cap Growth Portfolio        (UBS Global Asset Management      Long-Term Capital Appreciation
                                  (Americas) Inc.)*
Mid Cap Opportunity Portfolio     (RS Investment Management,        Long-Term Total Return
                                  L.P.)*
Capital Growth Portfolio          (Eagle Asset Management,          Capital Appreciation
                                  Inc.)*
S&P 500 Index Portfolio           Ohio National Investments,        Total Return Approximating The
                                  Inc.                              Standard & Poor's 500 Index
High Income Bond Portfolio        (Federated Investment             High Current Income
                                  Management, Company)*
Blue Chip Portfolio               (Federated Equity Management      Growth Of Capital And Income
                                  Company of Pennsylvania)*
Nasdaq-100(R) Index Portfolio     Ohio National Investments,        Long Term Growth Of Capital
                                  Inc.
Bristol Portfolio                 (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)*
Bryton Growth Portfolio           (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)*
DREYFUS VARIABLE INVESTMENT
FUND
(SERVICE SHARES)
Appreciation Portfolio            (Fayez Sarofim & Co.)**           Long Term Growth Of Capital
                                                                    Consistent With Capital
                                                                    Preservation

---------------

  * Subadviser to Ohio National Investments, Inc.

 ** Subadviser to The Dreyfus Corporation.

FORM 6721-NSLAC

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS FUND/SERVICE CLASS 2
VIP Contrafund(R) Portfolio       Fidelity Management & Research    Long Term Capital Appreciation
                                  Company
VIP Mid Cap Portfolio             Fidelity Management & Research    Long Term Growth Of Capital
                                  Company
VIP Growth Portfolio              Fidelity Management & Research    Capital Appreciation
                                  Company
VIP Equity-Income Portfolio       Fidelity Management & Research    Reasonable Income
                                  Company
GOLDMAN SACHS VARIABLE
INSURANCE TRUST
Goldman Sachs Growth and          Goldman Sachs Asset               Long Term Growth Of Capital
Income Fund                       Management, L.P.                  And Growth Of Income
Goldman Sachs CORE(SM) U.S.       Goldman Sachs Asset               Long-Term Growth Of Capital
Equity Fund                       Management, L.P.                  And Dividend Income
Goldman Sachs Capital Growth      Goldman Sachs Asset               Long-Term Growth Of Capital
Fund                              Management, L.P.
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value            J.P. Morgan Investment            Growth From Capital
Portfolio                         Management, Inc.                  Appreciation
JPMorgan Small Company            J.P. Morgan Investment            High Total Return
Portfolio                         Management, Inc.
JANUS ASPEN SERIES (SERVICE
SHARES)
International Growth Portfolio    Janus Capital Management LLC      Long-Term Growth Of Capital
Large Cap Growth Portfolio        Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With
                                                                    Preservation Of Capital
Worldwide Growth Portfolio        Janus Capital Management LLC      Long Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
Balanced Portfolio                Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Small Cap       Lazard Asset Management LLC       Long Term Capital Appreciation
Portfolio
Lazard Retirement Emerging        Lazard Asset Management LLC       Long Term Capital Appreciation
Markets Portfolio

MFS(R) VARIABLE INSURANCE
TRUST(SM) (SERVICE CLASS)
MFS New Discovery Series          Massachusetts Financial           Capital Appreciation
                                  Services Company
MFS Investors Growth Stock        Massachusetts Financial           Long Term Growth Of Capital
Series                            Services Company                  and Future Income
MFS Mid Cap Growth Series         Massachusetts Financial           Long Term Growth Of Capital
                                  Services Company
MFS Total Return Series           Massachusetts Financial           Above Average Income
                                  Services Company                  Consistent With The Prudent
                                                                    Employment Of Capital And
                                                                    Secondarily To Provide A
                                                                    Reasonable Opportunity For
                                                                    Growth Of Capital And Income.


FORM 6721-NSLAC

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
PIMCO VARIABLE INSURANCE TRUST
(ADMINISTRATIVE SHARES)
Real Return Portfolio             Pacific Investment Management     Maximum Real Return
                                  Company LLC
Total Return Portfolio            Pacific Investment Management     Maximum Total Return
                                  Company LLC
Global Bond Portfolio             Pacific Investment Management     Maximum Current Income
                                  Company LLC
THE PRUDENTIAL SERIES FUND,
INC.
Jennison Portfolio                Jennison Associates LLC           Long Term Growth Of Capital
Jennison 20/20 Focus Portfolio    Jennison Associates LLC           Long Term Growth Of Capital

ROYCE CAPITAL FUND
Royce Small-Cap Portfolio         Royce & Associates, LLC           Long Term Growth of Capital
Royce Micro-Cap Portfolio         Royce & Associates, LLC           Long Term Growth of Capital

(VAN KAMPEN) THE UNIVERSAL
INSTITUTIONAL FUNDS, INC.
(CLASS II)
U.S. Real Estate Portfolio        Van Kampen                        Current Income And Long Term
                                                                    Capital Preservation
Core Plus Fixed Income            Van Kampen                        Current Income And
Portfolio                                                           Preservation Of Capital


                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and are not subject to the Securities and Exchange Commission's regulatory oversight.

GENERAL DESCRIPTION

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAL. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if you pay the planned premiums, allocate all net premiums only to the General Account and make no transfers, partial surrenders, or policy loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the General Account to VAL are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the policy.

FORM 6721-NSLAC

ACCUMULATION VALUE

The accumulation value in the General Account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the General Account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAL or the loan collateral account.

We guarantee that interest credited to your accumulation value in the General Account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the General Account will be calculated on each valuation date.

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of VAL at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAL which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAL. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAL or would result in the purchase of securities for VAL which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

FORM 6721-NSLAC

                                    CHARGES

We make charges against or deductions from premium payments, accumulation values and policy surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:

Distribution Charge. The policy is subject to a charge of 4.9% of premiums paid in the first 10 years reducing to 3.9% in years 11 and later. This charge is intended to help defray the costs attributable to this policy including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to a 2% deduction for state premium tax and any other state or local taxes applicable to your policy. Although the premium tax imposed on us varies from state to state, the premium tax deduction will not vary. In the event National Security is assessed state and local taxes in addition to premium taxes, we reserve the right to also charge you for those taxes. At present, these taxes are not significant.

MONTHLY DEDUCTION

As of the policy date and each subsequent process day, we will deduct from the accumulation value of your policy and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the policy.

The monthly deduction consists of:

     - the cost of insurance,

     - a maintenance fee of $7 for the cost of establishing and maintaining policy records and processing applications and notices,

     - a mortality and expense risk fee for the risk associated with the death benefit guarantee, and

     - the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

 (i) is the cost of insurance rate as described in the policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, age nearest birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

 (ii) is the death benefit at the beginning of the policy month divided by
      1.0032737 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii) is accumulation value at the beginning of the policy month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

FORM 6721-NSLAC

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your policy.

RISK CHARGE

Your accumulation value in VAL, but not your accumulation value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the policy. Such charge will be assessed daily at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

This amount effectively decreases to an approximate annual rate of 0.20% starting in the 11th policy year and later. This reduction is accomplished by deducting the normal mortality and expense charge and then at the end of each policy month we credit back to the policy an amount equal to an annualized rate of 0.55%. Because the charges are deducted at different times (monthly versus daily), the resulting charge may vary slightly, but will be approximately 0.20%.

SURRENDER CHARGE

After the free look period and during the early years of your policy and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders.

If you surrender your policy in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your policy while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

The following is a chart showing the maximum surrender charge applicable to the policy. Because the surrender charge is based on your age, sex, rating classification and the length of time you have held your policy, your actual surrender charge may be significantly less.

        MAXIMUM SURRENDER CHARGES PER $1,000 OF STATED AMOUNT
        -----------------------------------------------------
                  MALE                       FEMALE
        -------------------------   -------------------------
 AGE     NONSMOKER       SMOKER      NONSMOKER       SMOKER
 ---    ------------   ----------   ------------   ----------
0-20      $ 15.90       $ 16.73       $ 14.29       $ 15.24
21-30       16.98         19.67         15.29         16.78
31-40       19.37         24.96         17.48         20.07
41-50       24.76         34.23         20.87         24.86
51-60       32.84         47.49         25.36         30.84
61-70       67.84         81.30         48.39         57.27
71-80      117.90        132.66        100.55        106.53

To these maximum amounts, there is an additional $200 per policy charge and a $0.04 charge per $1,000 of stated amount for policies with a stated amount equal to or over $500,000.

Partial surrenders in any policy year totaling 10% or less of the cash surrender value of your policy as of the end of the previous policy year are not subject to any surrender charge. Partial surrenders in any policy year in excess of 10% of the cash surrender value of your policy as of the end of the previous policy year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

FORM 6721-NSLAC

For example, assume a policy which now has, and at the end of the previous policy year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the policy is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 X $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew and the applicable administrative fee.


TRANSFER AND ADMINISTRATIVE FEES



A transfer fee (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the General Account. Currently, the company is not assessing this charge on the first 12 transfers made in any policy year. Other restrictions may apply to transfers. Please see "Transfers" and "Excessive Trading and Market Timing" for information on other potential restrictions. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered.



ILLUSTRATION FEE AND CHARGE FOR ANNUAL REPORT OF ACCOUNT STATUS



A fee, not to exceed $100, may be charged for any illustration of benefits and values that you may request after the issue date or for special requests for an annual report of your account status. Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase in death benefits, addition of new riders and cases in lapse pending.



REINSTATEMENT FEE



A reinstatement fee will be imposed if you request reinstatement of your policy within five years of lapse.


OTHER CHARGES

We may also charge the assets of each portfolio and the General Account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds' prospectuses.

                       GENERAL DESCRIPTION OF THE POLICY

OWNERSHIP RIGHTS

The policy belongs to the person named in the application, unless later changed. The policyholder is the insured unless the application specifies a different person as the insured or the policyholder is changed thereafter. While the insured is living, the policyholder may exercise all of the rights and options granted in the policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the policy. Your principal rights as policyholder are as follows:

     - to appoint or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the policy (if you assign the policy, your rights and the rights of anyone who is to receive payment under the policy are subject to the terms of that assignment);

FORM 6721-NSLAC

     - to change the policyholder of the policy; and

     - to change the face amount of the policy.

No appointment or change in appointment of a policyholder will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

ALLOCATION OF PREMIUMS

In the policy application, you may direct the allocation of your net premium payments among up to 10 of the subaccounts of VAL and the General Account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the money market subaccount. If you fail to indicate an allocation in your policy application, we will leave your net premiums in the money market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the General Account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS


You may transfer the accumulation value of your policy among the subaccounts of VAL and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a transfer fee of $3 for each transfer, but we are presently waiving that charge for the first 12 transfers during a policy year. Such fee is guaranteed not to exceed $15 in the future.


Transfers from the General Account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the General Account as of the end of the previous policy year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any policy year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to policyholders with values allocated to the corresponding subaccount. To protect the interests of all policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.


If and when transfers must be so limited, some transfers will not be made. In determining which transfers will be made, scheduled transfers will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. This policy will be applied uniformly without exception. If your transfers are not executed, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not honored. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not honored because of these limitations.


We will process a transfer at the end of the valuation period on which we receive your request in good order. For example, if we receive your request in good order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the amount of accumulation value you have available to transfer

FORM 6721-NSLAC
will be based on that day's price. Please see "Accumulation Unit Values" and "Determination of Variable Accumulation Values" for more information regarding the calculation of your accumulation value.

EXCESSIVE TRADING AND MARKET TIMING


We discourage excessive trading and market timing through your policy and have policies and procedures in place with respect to such activities. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios' operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The policy and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict, reject or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.



The first time the policyholder is determined to have traded excessively, we will notify the policyholder in writing that his or her policy will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.


Upon the second instance of excessive trading, policyholder will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.


Upon the third instance of excessive trading, transfers of policy values will only be permitted into the money market portfolio and all transfer privileges will be suspended. The policyholder will be informed in writing of the denial of future transfer privileges. If a policyholder decides to surrender the policy following suspension of transfer privileges, the policyholder will incur the resulting surrender charge.



We may, in our sole discretion, take any policy off of the list of monitored policies, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF OUR POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED TO ALL POLICYHOLDERS UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the portfolios. Therefore, we may place a policy on the list of monitored policies despite the fact the policyholder has not exceeded the established transfer limits. You may be deemed to have traded excessively, even if you have not exceeded the number of free transfers permitted by your policy.


Some of the factors we may consider when determining whether or not to place a policy on the list of monitored policies may include, but not be limited to:

     - The number of transfers made in a defined period;

     - The dollar amount of the transfer;

     - The total assets of the portfolios involved in the transfer;

     - The investment objectives of the particular portfolios involved in your transfers; and/or

     - Whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

FORM 6721-NSLAC

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


Policyholders who have not engaged in market timing or excessive trading may also be prevented from transferring policy values if we, or the portfolios, believe that an intermediary associated with the policyholder's account has otherwise been involved in market timing or excessive trading on behalf of other policyholders. Likewise, policyholders who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.


We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.


Policyholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such policyholders or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual's excessive trading practices through these omnibus accounts. If we are unable to detect those policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.


CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the General Account. After such a transfer, values and death benefits under your policy will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our Administrative Office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your policy. Transfers of accumulation value to the General Account in connection with such a conversion will be made without charge.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in the policy.

Upon notice to you, we may modify the policy:

     - to make the policy or the VAL comply with any law or regulation issued by a governmental agency to which we are subject;

     - to assure continued qualification of the policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

     - to reflect a change in the operation of the VAL; or

     - to provide additional subaccount and/or Guaranteed Account options.

If we modify the policy, we will make appropriate endorsements to the policy. If any provision of the policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

FORM 6721-NSLAC

FREE LOOK PERIOD

You have the right to examine and cancel your policy by returning the policy to us (or to the agent who sold it) on or before 20 days after you receive the policy. There may be longer periods in some jurisdictions. See the "Free Look" provision of your policy. If you decide to cancel the policy during the free look period, we will treat the policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned policy at our Home Office. Because initial premium amounts are held in the money market portfolio, there is generally no market fluctuation in the free look period.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

     - your entire payment; or

     - the accumulation value plus deductions under the policy for taxes, charges or fees. (Surrender charges will not be assessed.)

If you live in a state that requires us to return accumulation value, we will refund:

     - your accumulation value as of the date we receive the returned policy, plus

     - any deductions under the policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

FREE LOOK FOR INCREASES IN FACE AMOUNT

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. If you cancel the increase, you will receive a credit to your accumulation value of the charges deducted for the increase.

STATE VARIATIONS

Any state variations in the policy are described in a special policy form for use in that state. This prospectus provides a general description of the policy. Your actual policy and any endorsements and riders are the controlling documents. If you would like to receive a copy of your policy and any of its endorsements and riders, contact our Administrative Office.

WITHHOLDING PAYMENT AFTER PREMIUM PAYMENT

We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

OTHER POLICIES

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated companies, The Ohio National Life Insurance Company and Security Mutual Life Insurance Company of New York. For more information about these policies or contracts, please contact us or your agent.

FORM 6721-NSLAC

                                    PREMIUMS

To purchase a policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. ("ONEQ").

The minimum initial amount of insurance coverage (or face amount) is $100,000. The policy will generally not be issued to anyone over the age of 80.

An initial premium is required to purchase a policy. The initial premium is allocated to the money market portfolio where it will remain for one month following the issue date of the policy. In addition, you must pay a minimum premium to keep the death benefit guarantee in effect during the death benefit guarantee period. The death benefit guarantee is discussed in more detail in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the policy specification page multiplied by the number of policy months the policy has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. For purposes of determining whether you have met the cumulative total premium requirement, we will consider your cumulative total premium payments to be an amount equal to the payments you have actually made minus any policy loans and partial surrenders. The monthly minimum premium indicated on the specification page of your policy will remain a level amount until you reach the end of the death benefit guarantee period shown on the specification page. The cost of the guarantee will increase with any increases in stated amount. You choose this period from among the available periods. Currently there are three different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the policy, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the policy will not lapse, unless the policy is within the guaranteed death benefit period.

PURCHASING A POLICY

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the policy, while leaving sufficient accumulation value in the policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the policy from lapsing. Anyone considering using the policy as a source of tax-free income by taking out policy loans should consult a competent tax adviser before purchasing the policy about the tax risks inherent in such a strategy.

LAPSE

Provided you pay the minimum premiums required to maintain the death benefit guarantee, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the policy will remain in force only as long as the cash

FORM 6721-NSLAC
surrender value, less any outstanding policy indebtedness, is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. We will notify you in writing that your policy has entered the 61 day grace period. If you do not pay sufficient additional premiums during the grace period, the policy will lapse and terminate without value.

REINSTATEMENT


Once a policy has lapsed, you may request reinstatement of the policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement fee are required for reinstatement. While we may reinstate your policy, we generally will not reinstate the death benefit guarantee. Your cost of insurance will generally be higher for a reinstated policy.


REPLACING EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should replace your existing insurance only if you determine that this policy is better for you. You may have to pay a surrender charge on your existing insurance, and this policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the policy until we have received an initial premium from your existing insurance company, the issuance of the policy may be delayed.

APPLYING FOR A POLICY

After receiving a completed application from a prospective policyholder, we will begin the underwriting process to decide the insurability of the proposed insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may require medical examinations and other information before deciding insurability. We will issue a policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be the insurance applied for, up to a maximum of $1,000,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the premium paid.

If you have made premium payments before we issue the policy, but no temporary insurance is in effect, because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the policy is not issued and accepted, we will return premium payments to you without interest.

WHEN INSURANCE COVERAGE TAKES EFFECT

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. Full insurance coverage under the policy will take effect when the Policy has been issued and only if the minimum initial premium

FORM 6721-NSLAC
also has been paid. This is the policy date that we use to measure monthly processing dates, policy years and policy anniversaries. We begin to deduct monthly charges from your accumulation value on the policy date.

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your policy with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

DETERMINATION OF VARIABLE ACCUMULATION VALUES

Your accumulation value in VAL may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAL.

The accumulation value of your policy will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. Valuation dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to VAL;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the General Account;

     (4) is interest on policy indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with policy loans and reallocations of accumulation value to the General Account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

FORM 6721-NSLAC

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

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a/b)-c where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

     (c) is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced in policy years 11 and later. The resulting charge may vary slightly but will be an annualized rate of approximately 0.20%.

                        DEATH BENEFITS AND POLICY VALUES

As long as the policy remains in force we will, upon receipt of due proof of the insured's death, pay the policy proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date.

Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the policy. We offer both beneficiaries and policyholders a wide variety of settlement options listed in the policy. If no selection is made, the proceeds will be paid in a lump sum.

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the policy, any proceeds may be paid in any of the five methods described in your policy. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our Administrative Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the insured, the policyholder may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the policyholder requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The policy provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your policy application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the policy remains in force, the death benefit under either plan will never be less than the stated amount of the policy.

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of:

     - the policy's stated amount on the date of death or

     - the death benefit determined by the corridor percentage test.

FORM 6721-NSLAC

The death benefit determined by the corridor percentage test equals the accumulation value of the policy on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

 ATTAINED    CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR     ATTAINED     CORRIDOR
   AGE      PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE      AGE       PERCENTAGE
 --------   ----------   --------   ----------   --------   ----------   ----------   ----------
40 & below     150%         52          71%          64         22%          91           4%
    41         143          53          64           65         20           92           3%
    42         136          54          57           66         19           93           2%
    43         129          55          50           67         18           94           1%
    44         122          56          46           68         17       95 & above       0%
    45         115          57          42           69         16
    46         109          58          38           70         15
    47         103          59          34           71         13
    48          97          60          30           72         11
    49          91          61          28           73          9
    50          85          62          26           74          7
    51          78          63          24        75-90          5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the policy is $100,000.

Under these circumstances, any time the accumulation value of the policy is less than $40,000.00, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000.00, the death benefit will be greater than the policy's $100,000.00 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000.00 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000.00, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000.00 to $40,000.00, the death benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the accumulation value below the $40,000.00 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of:

     - the stated amount plus the accumulation value on the date of death or

     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the policy is $100,000.00.

FORM 6721-NSLAC

Under these circumstances, a policy with accumulation value of $20,000.00 will have a death benefit of $120,000.00 ($100,000.00 + $20,000.00). An accumulation value of $60,000.00 will yield a death benefit of $160,000.00 ($100,000.00 +
$60,000.00). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the policy's accumulation value. As a result, if the accumulation value of the policy exceeds $66,667.00, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667.00 will increase the death benefit by $2.50. Under this illustration, a policy with an accumulation value of $80,000.00 will provide a death benefit of $200,000.00 ($80,000.00 + (150% X $80,000.00)).

Similarly, to the extent that accumulation value exceeds $66,667.00, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000.00 to $68,000.00, the death benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the second policy year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B policy with a $100,000.00 stated amount and $20,000.00 accumulation value ($120,000.00 death benefit) would be converted to a Plan A policy with $120,000.00 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the policy on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan
A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

FORM 6721-NSLAC

DEATH BENEFIT GUARANTEE

We guarantee that the policy will not lapse during the death benefit guarantee period provided you pay the minimum premium. The amount of any policy loans and partial surrenders will count against the cumulative total premium payments you have made. (See "Premiums.") As long as the death benefit guarantee is in effect, the policy will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction.

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you:

     - double your stated amount (see "Changes in Stated Amount" below regarding proof of insurability), or

     - increase your stated amount by $100,000 or more.

A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first policy year increase your policy's stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each policy year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect those charges assessed on a per $1000 of stated amount disclosed in the fee tables and surrender charges.

Increases. An increase is treated similarly to the purchase of a new policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your policy.

Decreases. You may decrease your stated amount after the first policy year from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000.

     - We will not permit a decrease in stated amount if the policy's cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the corridor percentage test.

     - We will not permit a decrease in stated amount if the decrease would disqualify the policy as life insurance under the Code.

FORM 6721-NSLAC

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.

                       SURRENDERS AND PARTIAL SURRENDERS

As an alternative to obtaining access to your accumulation value by using the loan provisions, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Partial or full surrenders, however, may involve tax liability.

You may surrender your policy in full at any time by sending a written request together with the policy to our Administrative Office. The cash surrender value of the policy equals the accumulation value less any applicable surrender charges. Increases in stated amount carry their own surrender charge period. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for surrender is received. For example, if we receive your request in good order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the proceeds will be determined using that day's price. Proceeds will generally be paid within seven days of receipt of a request for surrender.

After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the policy. Partial surrenders cannot be made more than twice during any policy year. The amount of any partial surrender may not exceed the cash surrender value, minus:

     - any outstanding policy indebtedness,

     - an amount sufficient to cover the next two monthly deductions, and

     - the administrative fee of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your policy by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount. We will also treat your cumulative total premium payments as having been reduced by the amount of any partial surrender, which could cause the death benefit guarantee to lapse.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your policy are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

FORM 6721-NSLAC

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

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. You should consider the impact of the policy ceasing to be life insurance.


During the first 15 policy years and for 15 years after the effective date of an increase, a partial surrender charge in addition to the administrative fee of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any policy year that exceeds 10% of the cash surrender value as of the end of the previous policy year.


LOANS


After the first policy year, you may borrow up to the loan value of your policy. The loan value is the cash surrender value less the cost of insurance charges on your policy to the end of the current policy year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "Surrenders and Partial Surrenders -- Postponement of Payments".) In some circumstances, loans may involve tax liability. (See "Taxes".)


When a loan is made, accumulation value in an amount equal to the loan will be taken from the General Account and each subaccount in proportion to your accumulation value in the General Account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your policy values. The rate we deduct from your loan proceeds is 5.0%. This amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the policy year. At the beginning of each subsequent policy year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the General Account and each subaccount to pay the interest for the following policy year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the policy proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Undesignated payments are presumed to be premium payments, not loan repayments, unless so designated. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the General Account, until the amount borrowed from the General Account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the General Account according to the premium allocation then in effect.

Any outstanding policy indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity. We will also treat your cumulative total premium payments as having been reduced by an amount equal to any loan, which could cause the death benefit guarantee to lapse.

A loan, whether or not repaid, will have a permanent effect on a policy's cash surrender value (and the death benefit under Plan B policies) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect

FORM 6721-NSLAC
could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, policy values will be higher than they would have been had no loan been made.

PREFERRED LOANS

A preferred loan is available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the cash surrender value minus an amount to cover monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a policy loan, or benefits payable at death or maturity may be postponed whenever:

     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

     - the Commission by order permits postponement for the protection of policyholders; or

     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAL's net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

                            LAPSE AND REINSTATEMENT

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the policy will remain in force as long as the cash surrender value less any policy indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any policy indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapsing. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any policy indebtedness to cover the monthly deduction for two policy months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The policy will continue in force throughout the grace period, but if the required premium is not received, the policy will terminate without value at the end of the grace period. If you die during the grace period, the death benefit will be reduced by the

FORM 6721-NSLAC
amount of any unpaid monthly deduction. However, the policy will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT


If the policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement fee. The reinstatement fee, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the policy.


                                     TAXES

The following description is a brief summary of some of the Code provisions which, in our opinion, may currently affect the policy. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

POLICY PROCEEDS

The policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the policy payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax. As long as the policy remains in effect, any increases in the value of the policy will not be taxable.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the policy, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the policyholder's gross income to the extent that the policy's cash surrender value exceeds the owner's investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

     - after the taxpayer's attaining age 59 1/2,

     - as a result of his or her disability or

     - in one of several prescribed forms of annuity payments.

Loans received under the policy will be construed as indebtedness of the policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the policy is expected to constitute income to the policyholder. Interest payable with respect to such loans is not tax deductible. If the policy is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the policy's accumulation value (including the loan amount) then exceeds your "basis" in the policy. (Your "basis" equals the

FORM 6721-NSLAC
total amount of premiums that were paid into the policy less any withdrawals from the policy plus any amounts reported to you as taxable income due to loans secured by the policy.)

Federal estate and local estate, inheritance and other tax consequences of policy ownership or receipt of policy proceeds depend upon the circumstances of each policyholder and beneficiary.

AVOIDING MODIFIED ENDOWMENT CONTRACTS

If you have previously authorized us to do so, we will hold your premium payment for up to ten business days, if applying the premium payment before the due date would cause the policy to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If you have not given us prior authorization to hold your premium payment and we determine your premium payment will cause your policy to become a MEC, we will attempt to contact you within two business days to determine your intent regarding the premium payment. If you do not want the policy to be treated as a MEC for tax purposes, we will refund the premium payment to you within five business days of confirming your intentions. After we return the premium payment to you, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.

Or, at the time we contact you, you may direct us to hold your premium payment for up to ten business days before applying the premium payment if this will not create a MEC. If we are unable to confirm your intentions within two business days of receipt of the premium payment, we will apply the premium payment as of the third valuation date, and your policy will be treated as a MEC for federal income tax purposes.

CORRECTION OF MODIFIED ENDOWMENT CONTRACTS

If you have made premium payments in excess of the amount that would be permitted without your policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the policy became a MEC.

RIGHT TO CHARGE FOR COMPANY TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAL for our federal taxes, or provision made for such taxes, that may be attributable to VAL. However, we may in the future charge each subaccount of VAL for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against VAL. Any such charges against VAL or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which VAL is a party or to which the assets of any of the subaccounts of VAL are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAL.

FORM 6721-NSLAC

                              FINANCIAL STATEMENTS

The financial statements of the Registrant, National Security Variable Account L, and the Depositor, National Security Life and Annuity Company, are included in the SAI. A copy of the SAI may be obtained by contacting your agent or representative, by contacting us at 1-877-466-6060 or by writing us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission's EDGAR System found at www.sec.gov.

FORM 6721-NSLAC

                                    GLOSSARY

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value -- the sum of the policy's values in the subaccounts, the General Account and the loan collateral account.

Administrative Office -- our Administrative Office is located at One Financial Way, Cincinnati, Ohio 45242. The mailing address is P.O. Box 5363, Cincinnati, OH 45201.

Age -- the insured's age at his or her nearest birthday.

Attained Age -- the insured's age at the end of the most recent policy year.

Beneficiary -- the beneficiary designated by the policyholder in the application or in the latest notification of change of beneficiary filed with us. If the policyholder is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the policyholder is not the insured and no beneficiary survives the insured, the policyholder or the policyholder's estate will be the beneficiary.

Cash Surrender Value -- the accumulation value minus any applicable surrender charges. The cash surrender value is subject to policy indebtedness.

Code -- the Internal Revenue Code of 1986, as amended and all related regulations.

Commission -- the Securities and Exchange Commission.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the policy as a "life insurance contract". The minimum death benefit equals the accumulation value plus the accumulation value multiplied by a percentage that varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the insured, before deductions for policy indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.


Fund(s) -- one or more registered investment companies which have portfolios among which you may allocate your net premium payments.


General Account -- our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Guideline Annual Premium -- the annual premium that would be payable through the policy maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code.

Home Office -- our principal executive office is located at 100 Court Street, Binghamton, New York 13901. The mailing address is P.O. Box 1625, Binghamton, NY 13902.

Initial Premium -- an amount you must pay to begin policy coverage. It must be at least equal to one monthly minimum premium.

FORM 6721-NSLAC

Insured -- the person upon whose life the policy is issued.

Issue Date -- the date we approve your application and issue your policy. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date.

Loan Collateral Account -- an account to which accumulation value in an amount equal to a policy loan is transferred pro rata from the subaccounts of VAL and the General Account.

Loan Value -- the maximum amount that you may borrow under the policy. The loan value equals the cash surrender value minus the cost of insurance charges for the balance of the policy year. The loan value minus policy indebtedness equals the amount you may borrow at any given time.

Maturity Date -- unless otherwise specified in the policy, the maturity date is the end of the policy year nearest the insured's 100th birthday.

Minimum Premium -- the monthly premium set forth on the specification page of your policy necessary to maintain the death benefit guarantee. Although we express the minimum premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

National Security -- National Security Life and Annuity Company.

Net Investment Factor -- the percentage change in value of a subaccount from one valuation period to the next.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the policyholder's planned premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy -- the Security Advantage VUL flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date -- the date as of which insurance coverage and policy charges begin. The policy date is used to determine policy months and years.

Policy Month -- each policy month starts on the same date in each calendar month as the policy date.

Policy Year -- each policy year starts on the same date in each calendar year as the policy date.

Policy Indebtedness -- the total of any unpaid policy loans.

Policyholder -- the person so designated on the specification page of the policy. The policyholder may also be called the contractowner.

Portfolio(s) -- portfolios of a Fund that use different investment strategies or invest in different securities. We may use the term "portfolios" or "subaccounts" interchangeably to refer to the underlying investment choices.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds -- the amount payable on surrender, maturity or death.

FORM 6721-NSLAC

Process Day -- the first day of each policy month. We deduct monthly deductions and credit any interest earned on any amounts in the fixed account or on any outstanding loan balance on this day.

Pronouns -- "our", "us" or "we" means National Security Life and Annuity Company. "You", "your" or "yours" means the insured. If the insured is not the policyholder, "you", "your" or "yours" means the policyholder when referring to policy rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date before 4:00 p.m. Eastern Time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern Time on a valuation date, it is deemed received on the next valuation date.

SAI -- the Statement of Additional Information.

Settlement Options -- methods of paying the proceeds other than in a lump sum.

Stated Amount -- the minimum death benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Subaccount -- a subdivision of VAL which invests exclusively in the shares of a corresponding portfolio of one of the Funds. We may use the term "portfolios" or "subaccounts" interchangeably to refer to the underlying investment choices.

Surrender Charge -- a charge assessed in connection with policy surrenders, lapses and decreases in stated amount applicable for 15 years from the policy date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under "Surrender Charges" below for more information.

Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period -- the period between two successive valuation dates that begins at 4:00 p.m. Eastern Time on one valuation date and ends at 4:00 p.m. Eastern Time on the next valuation date.

VAL -- National Security Variable Account L.

FORM 6721-NSLAC

To learn more about National Security and this policy, you should read the SAI dated May 1, 2005. You can request a free copy of the SAI by contacting your agent or representative, by contacting us at 1-877-466-6060 or by writing to us at One Financial Way, Cincinnati, Ohio 45242.

The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.

Investment Company Act of 1940 Registration File No. 811-10621

FORM 6721-NSLAC

                       STATEMENT OF ADDITIONAL INFORMATION


                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY


                                One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654


                      NATIONAL SECURITY VARIABLE ACCOUNT L

                               SECURITY ADVANTAGE
           INDIVIDUAL, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the "Policy") issued by National Security Life and Annuity Company ("the Company"). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.


                                  May 1, 2005

Table of Contents
-----------------
General Information                                                    1
Services                                                               1
Expert                                                                 2
Additional Information about Operation of Policies and Registrant      2
Additional Information about Charges                                   4
Performance Data                                                       5
Indemnification                                                        5
Principal Underwriter                                                  6
Financial Statements

GENERAL INFORMATION

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

We were originally established as an insurance company under the laws of the state of New York in 1973 as The Urbaine Life Reinsurance Company. In 1993, the company was purchased by Security Life of Denver Insurance Company and our name was changed to First ING Life Insurance Company of New York. Pursuant to an agreement executed on May 3, 2001, SMON Holdings, Inc., a Delaware holding company agreed to purchase the company from First ING Life Insurance Company of New York. After the purchase, we changed our name to National Security Life and Annuity Company. We are licensed to sell insurance in 18 states and the District of Columbia.

SMON HOLDINGS, INC.

SMON Holdings, Inc. is a Delaware holding company jointly owned by The Ohio National Life Insurance Company, One Financial Way, Cincinnati, Ohio and Security Mutual Life Insurance Company of New York, 100 Court Street, Binghamton, New York.

NATIONAL SECURITY VARIABLE ACCOUNT L (VAL)

We established VAL on January 4, 2002 pursuant to the insurance laws of the State of New York. VAL is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under New York law, VAL's assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. VAL's assets are not chargeable with liabilities arising out of our other business.

We keep VAL's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAL's subaccounts.

VAL has subaccounts corresponding to each of the Funds listed in this prospectus. VAL may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

SERVICES

Custodian

Pursuant to a written agreement, U.S. Bank, NA, 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of VAL. We pay the fee of the custodian for services rendered to VAL. The custodian also provides valuation and certain recordkeeping services to VAL, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of VAL.

Actuarial Expert


Actuarial matters included in this Registration Statement have been examined by David W. Cook, FSA, MSAA, Chief Actuary of Depositor.



Independent Registered Public Accounting Firm



The financial statements of National Security Variable Account L and National Security Life and Annuity Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG LLP covering the December 31, 2004 financial statements of National Security Life and Annuity Company refers to a change in the method of accounting for embedded reinsurance derivatives in 2003. KPMG LLP is located at 191 W. Nationwide Boulevard, Columbus, Ohio 43215.


ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Additions, Deletions or Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAL will not be changed without the approval of the New York Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

Annual Report

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any policy indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.


We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your policy one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you make special requests for an annual report of your account.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in stated amount, after the policy has been in force during your lifetime for a period of two years from the policy date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

Misstatements

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the policy by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i)  Is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

Suicide

The policy does not cover the risk of suicide or self-destruction within two years from the policy date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

Beneficiaries

The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

Assignment

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The policyholder's rights and the rights of the beneficiary may be affected by an assignment.

Non-Participating Policy

The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.

Optional Insurance Benefits

Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, continuation of coverage, business exchange rider and accelerated death benefit. Optional riders may not be approved in all states and may be withdrawn by the Company at anytime, without prior notice. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.


ADDITIONAL INFORMATION ABOUT CHARGES

Supplemental Benefits

There are several supplemental benefits or riders that may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders impose additional charges which are disclosed in the prospectus.

Waiver of Stipulated Premium - provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.

Accidental Death Benefit - provides for an additional death benefit if the insured's death result from accidental injury and occurs within 180 days from the accident.

Guaranteed Purchase Option - provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.

Lifetime Advantage Rider - an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy's death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. There is no charge for this rider and it may added to the Policy at any time.

Continuation of Coverage Rider - enables you to continue the full death benefit amount of your policy past the maturity date of age 100, as long as there is a positive cash surrender value in the policy at the time. This rider is only available at the time the policy is issued.

Exchange of Life Rider - Allows the named insured to be changed.

Underwriting Procedures

Guaranteed maximum cost of insurance rates are based on the 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured's gender and smoking status. The rates will reflect the insured's risk classes.


PERFORMANCE DATA

We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Average Annual Total Return Calculations

Each Portfolio may advertise its average annual total return. We calculate each portfolio's average annual total return using the following method:

     - A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price ("initial investment") is assumed.

     - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

     - The ending value is divided by the initial investment.

     - The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.


INDEMNIFICATION

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.


PRINCIPAL UNDERWRITER

Ohio National Equities, Inc. ("ONEQ"), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. The policies are offered on a continuous basis. Under a distribution and service agreement with ONEQ first executed on January 1, 2002, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days' written notice. The following chart shows the premium payments received by VAL for the last three years and the aggregate amount of commissions paid to ONEQ for contracts issued by VAL and the amounts retained by ONEQ for each of the last three years.

                            Premiums              Aggregate         Retained
Year                     Received by VAL         Commissions       Commissions
--------------------------------------------------------------------------------
2004                       $19,561.00               $0.00             $0.00
2003                       $     0.00               $0.00             $0.00
2002                       $     0.00               $0.00             $0.00

The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), an affiliate of National Security, or (b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

In addition to this contract, ONEQ also serves as the principal underwriter of contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, and variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D.

The officers and directors of ONEQ are:

David B. O'Maley........................... Director and Chairman
John J. Palmer............................. Director and President
Thomas A. Barefield........................ Senior Vice President
Trudy K. Backus............................ Director and Vice President
James I. Miller II......................... Director and Vice President
Barbara A. Turner.......................... Vice President of Operations &
                                                 Comptroller and Treasurer
Marcus L. Collins.......................... Secretary
Michael F. Haverkamp....................... Assistant Secretary
Cletus L. Davis............................ Assistant Treasurer

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                              Financial Statements

                           December 31, 2004 and 2003

        (With Report of Independent Registered Accounting Firm Thereon)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
National Security Life and Annuity Company:

We have audited the accompanying balance sheets of National Security Life and Annuity Company (the Company) (a wholly owned subsidiary of SMON Holdings, Inc.) as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Security Life and Annuity Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2(j) to the financial statements, the Company changed its method of accounting for embedded reinsurance derivatives in 2003.

March 28, 2005

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                                 Balance Sheets

                           December 31, 2004 and 2003

                  (Dollars in thousands, except share amounts)

                                                                             2004          2003
                                                                           --------      --------
                  ASSETS

Investments (notes 5, 8, and 9):
   Fixed maturities available-for-sale, at
     fair value                                                            $ 26,815        27,031
   Fixed maturity trading securities, at fair
     value                                                                    6,365         6,284
   Mortgage loans on real estate, net                                           853           876
   Short-term investments                                                    10,707           410
                                                                           --------        ------
        Total investments                                                    44,740        34,601

Cash                                                                            350           488
Accrued investment income                                                       446           465
Deferred policy acquisition costs                                               445           268
Reinsurance recoverables (note 12)                                           16,624        15,567
Goodwill and intangible assets (note 13)                                      1,068         1,068
Other assets                                                                     12             6
Assets held in Separate Accounts (note 8)                                     6,366           912
                                                                           --------        ------
        Total assets                                                       $ 70,051        53,375
                                                                           ========        ======
          LIABILITIES AND STOCKHOLDER'S EQUITY

Future policy benefits and claims (note 6)                                 $ 19,501        20,403
Reinsurance payables                                                         10,441         7,589
Reinsurer funds (note 12)                                                     9,710             -
Amounts due to affiliates (note 14)                                             122           192
Deferred federal income taxes (note 7)                                          165           171
Other liabilities                                                               188           110
Liabilities related to Separate Accounts (note 8)                             6,366           912
                                                                           --------        ------
        Total liabilities                                                    46,493        29,377
                                                                           --------        ------
Contingencies (notes 11 and 12)

Stockholder's equity (notes 3 and 10):
   Class A common stock, $250 par value
     Authorized 10,000 shares; issued and outstanding
     10,000 shares
     in 2004 and 2003                                                         2,500         2,500
   Additional paid-in capital                                                22,231        22,231
   Accumulated other comprehensive income                                       933           970
   Retained deficit                                                          (2,106)       (1,703)
                                                                           --------        ------
        Total stockholder's equity                                           23,558        23,998
                                                                           --------        ------
        Total liabilities and stockholder's equity                         $ 70,051        53,375
                                                                           ========        ======

See accompanying notes to financial statements.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                            Statements of Operations

                  Years ended December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

                                                                        2004        2003         2002
                                                                      -------      -------      -------
Revenues (note 12):
   Traditional life and annuity insurance premiums and charges        $ 4,128       4,535        4,526
   Reinsurance ceded premiums                                          (3,856)     (4,541)      (4,951)
                                                                      -------      ------       ------
                                                                          272          (6)        (425)

   Change in value of trading portfolio                                     7          (4)           -
   Change in value of reinsurance derivatives (notes 2(j) and 12)          (7)        (49)           -
   Net investment income (note 5)                                       1,130       1,181        1,180
   Net realized gains (losses) on investments (note 5)                     68         (66)          45
   Other income                                                            10          10            -
                                                                      -------      ------       ------
                                                                        1,480       1,066          800
                                                                      -------      ------       ------

Benefits and expenses (note 12):
   Benefits and claims                                                    222         151           45
   Decrease in policy reserves                                            (54)          -         (473)
   Amortization of deferred policy acquisition costs                        8           5            -
   Other operating costs and expenses (note 14)                         1,707       1,905        1,989
                                                                      -------      ------       ------
                                                                        1,883       2,061        1,561
                                                                      -------      ------       ------

     Loss before Federal income taxes and
        cumulative effect of change in
        accounting principle                                             (403)       (995)        (761)
                                                                      -------      ------       ------

Federal income taxes (note 7):
   Current expense                                                          -           -            -
   Deferred expense                                                         -           -            -
                                                                      -------      ------       ------
                                                                            -           -            -
                                                                      -------      ------       ------
     Loss before cumulative effect of change in
        accounting principle                                             (403)       (995)        (761)
                                                                      -------      ------       ------
Cumulative effect of change in accounting principle (note 2(j))             -          53            -
                                                                      -------      ------       ------
     Net loss                                                         $  (403)       (942)        (761)
                                                                      =======      ======       ======

See accompanying notes to financial statements.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                 Statements of Changes in Stockholder's Equity

                  Years ended December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

                                                                             ACCUMULATED
                                                                ADDITIONAL      OTHER                     TOTAL
                                                    COMMON       PAID-IN    COMPREHENSIVE  RETAINED    STOCKHOLDER'S
                                                     STOCK       CAPITAL        INCOME     DEFICIT        EQUITY
                                                     -----       -------        ------     -------        ------
Balance, January 4, 2002                            $ 2,500       20,889           -             -         23,389

Capital contribution from parent (note 14)                -        1,342           -             -          1,342
Comprehensive income (loss):
   Net loss                                               -            -           -          (761)          (761)
   Other comprehensive income (note 4)                    -            -         383             -            383
                                                                                                           ------
     Total comprehensive loss                                                                                (378)
                                                    -------       ------         ---        ------         ------
Balance, December 31, 2002                            2,500       22,231         383          (761)        24,353

Comprehensive income (loss):
   Net loss                                               -            -           -          (942)          (942)
   Other comprehensive income (note 4)                    -            -         587             -            587
                                                                                                           ------
     Total comprehensive loss                                                                                (355)
                                                    -------       ------         ---        ------         ------
Balance, December 31, 2003                            2,500       22,231         970        (1,703)        23,998

Comprehensive loss:
   Net loss                                               -            -           -          (403)          (403)
   Other comprehensive loss (note 4)                      -            -         (37)            -            (37)
                                                                                                           ------
     Total comprehensive loss                                                                                (440)
                                                    -------       ------         ---        ------         ------
Balance, December 31, 2004                          $ 2,500       22,231         933        (2,106)        23,558
                                                    =======       ======         ===        ======         ======

See accompanying notes to financial statements.

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                            Statements of Cash Flows

                  Years ended December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

                                                                        2004          2003           2002
                                                                        ----          ----           ----
Cash flows from operating activities:
   Net loss                                                           $   (403)         (942)         (761)
   Adjustments to reconcile net loss to net cash provided by
     (used in) operating activities:
        Capitalization of deferred policy acquisition costs               (182)         (272)            -
        Amortization of deferred policy acquisition costs                    5             5             -
        Amortization and depreciation                                      236           229           102
        Net realized (gains) losses on invested assets                     (68)           66           (45)
        Change in value of trading securities                               (7)            4             -
        Cumulative effect of change in accounting principle                  -           (53)            -
        Change in value of reinsurance derivative                            7            49             -
        Decrease (increase) in accrued investment income                    19          (165)          (36)
        Increase in reinsurance recoverables and other assets           (1,063)       (6,055)         (512)
        Increase in funds withheld-modco reinsurance                     2,848         6,785             -
        Increase in reinsurer's funds                                    9,710             -             -
        Decrease in future policy benefits and claims                     (440)          (19)         (760)
        Increase (decrease) in other liabilities                            78            28          (440)
        (Decrease) increase in amounts due to affiliates                   (70)         (672)          771
        Increase (decrease) in reinsurance payables                          4          (172)         (365)
        Other, net                                                         (38)            9            (1)
                                                                      --------      --------        ------
          Net cash provided by (used in) operating activities           10,636        (1,175)       (2,047)
                                                                      --------      --------        ------

Cash flows from investing activities:
   Proceeds from sales and maturities of fixed maturities
     available-for-sale                                                  1,186        11,345         3,162
   Proceeds from repayment of mortgage loans on real estate                 22            21             3
   Cost of fixed maturities available-for-sale acquired                 (1,223)      (23,754)       (4,985)
   Cost of mortgage loans on real estate acquired                            -             -          (900)
                                                                      --------      --------        ------
          Net cash used in investing activities                            (15)      (12,388)       (2,720)
                                                                      --------      --------        ------
Cash flows from financing activities:
   Investment product account deposits                                   5,064        20,585             -
   Investment product account withdrawals                               (5,526)       (7,685)            -
   Additional capital contributions                                          -             -         1,342
                                                                      --------      --------        ------
          Net cash (used in) provided by financing activities             (462)       12,900         1,342
                                                                      --------      --------        ------
          Net increase (decrease) in cash and cash equivalents          10,159          (663)       (3,425)
Cash and cash equivalents, beginning of year                               898         1,561         4,986
                                                                      --------      --------        ------
Cash and cash equivalents, end of year                                $ 11,057           898         1,561
                                                                      ========      ========        ======
Supplemental disclosure:
   Federal income taxes paid                                          $      -             -           150
                                                                      ========      ========        ======

See accompanying notes to financial statements

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

(1)   ORGANIZATION AND BUSINESS DESCRIPTION

      National Security Life and Annuity Company (NSLAC or the "Company"), formerly known as First ING Life Insurance Company of New York (First ING
      Life), is domiciled in New York and, as of January 4, 2002 became a subsidiary of SMON Holdings, Inc. (SMON). SMON is a holding company formed in New York by Ohio National Financial Services, Inc. (ONFS) and Security Mutual Life Insurance Company of New York (Security Mutual) to acquire First ING Life.

      On May 3, 2001, Security Life of Denver Insurance Company (the former Parent of the Company), entered into a stock purchase agreement with Security Mutual, ONFS and SMON to sell First ING Life to SMON. After having received regulatory approval for the sale on January 3, 2002, the transaction was closed on January 4, 2002. As a result of the sale, the Company changed its name from First ING Life Insurance Company of New York to National Security Life and Annuity Company effective January 4, 2002.

      The Company, when under the control of the former Parent of the Company, assumed and retroceded traditional life insurance. This assumed and retroceded book of business is currently in runoff. After January 4, 2002, the Company markets a portfolio of variable life insurance and variable annuity products through its general agency system in the state of New York and other jurisdictions in which the Company is licensed to do business. The Company is licensed to do business in 18 states and the District of Columbia.

      The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

            LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to protect or benefit policyholders that reduce insurer profits, new legal theories, or insurance company insolvencies (through guaranty fund assessments) may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

            CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy that includes adequate diversification of the investment portfolio, by maintaining reinsurance and credit and collection policies and by closely monitoring the credit worthiness of investees and reinsurers and taking prompt actions as necessary.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

      INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for nonconformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

      CONCENTRATION RISK is the risk that arises from the Company's reliance upon certain key business relationships. Over the last two years, the Company has begun to sell variable annuity products. As a result of these new product sales, two types of concentration risk have arisen. First, the distribution of these products is highly concentrated among a few key institutional producers. The Company's largest distributor of variable annuity products contributed approximately 42% and 39% of total variable annuity deposits in 2004 and 2003, respectively. Based on policyholder account balances, the Company's largest distributor accounted for approximately 39% and 41% of total deferred annuity reserves as of December 31, 2004 and December 31, 2003, respectively. It is possible that a change in the Company's relationship with this distributor could result in the loss of existing business and a large outflow of the Company's general account assets along with the subsequent loss of the investment spread earned on those assets.

      The second concentration risk arises from the Company's use of reinsurance. The exposure risk from the variable annuity sales is mitigated by the use of reinsurance. The Company has entered into a 50% modified coinsurance agreement with The Ohio National Life Insurance Company (ONLIC), an affiliated insurer. If the Company is unable to continue to negotiate acceptable coinsurance arrangements in the future, we could be required to limit future annuity sales, seek additional capital, or both.

      EQUITY MARKET RISK is the risk of loss due to declines in the equity markets that the Company participates in. The Company's primary equity risk relates to the Company's individual variable annuity contracts which offer guaranteed minimum death benefit (GMDB) features. The GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount. The specified amount may be based on the premiums paid, a contract value on a specified anniversary date or premiums paid increased by an annual interest rate factor, all of which are adjusted for amounts withdrawn. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract, will increase the net amount at risk (the GMDB in excess of the contract value), which could result in additional GMDB claims.

      The total amount at risk under GMDB guarantees is determined by comparing each contract's account value at the end of the year to the GMDB amount. The Company began offering the GMDB feature in 2003, and no reserves were required at December 31, 2004 or 2003.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see note 3).

      (a) VALUATION OF INVESTMENTS, RELATED GAINS AND LOSSES, AND INVESTMENT INCOME

            Fixed maturity securities related to funds withheld reinsurance arrangements are classified as trading and are stated at fair value, with the unrealized gains and losses included in the accompanying statements of operations. Fixed maturity securities classified as available-for-sale are stated at fair value, with the unrealized gains and losses, net of deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity.

            The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or "internal pricing matrix" is most often used. The internal pricing matrix is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for the bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, for valuing certain fixed maturity securities with complex cash flows such as certain mortgage-backed and asset-backed securities, qualified company representatives determine the fair value using other modeling techniques, primarily a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2004, 98.3% of the fair values of fixed maturity securities were obtained from independent pricing services and 1.7% from the Company's pricing matrices.

            For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

      Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Cash receipts on nonaccrual status mortgage loans on real estate are included in interest income in the period received.

      Realized gains and losses on the sale of investments are determined on the basis of specific security identification on the trade date. Estimates for valuation allowances and other-than-temporary declines of the fair value of invested assets are included in realized gains and losses on investments.

      Management regularly reviews its fixed maturity securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to amortized cost or cost, as appropriate, the length of time the security's fair value has been below amortized cost or cost, and by how much, specific credit issues related to the issuer, and current economic conditions. Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in the securitized financial assets. Based on current information and events, if the Company estimates that the fair value of its beneficial interest is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment (OTI) is recognized and the purchased beneficial interest is written down to fair value. OTI losses result in a permanent reduction of the cost basis of the underlying investment. OTI losses on mortgage backed securities result in the effective yield on an impaired security being revised to current prevailing rates and estimated cash flows.

      Interest is accrued as earned.

(b)   REVENUES AND BENEFITS

      Traditional Life Insurance Products: Premiums for traditional life insurance products assumed, which includes those products with fixed and guaranteed premiums and benefits and consist principally of term life insurance policies, are recognized as revenue when due. Benefits are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits.

      Investment Products: Investment products consist of variable annuities and variable universal life. Revenues for investment products and universal life insurance products consist of net interest margins, cost of insurance charges, policy administration charges, and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to charges assessed on investment contracts and universal life contracts is determined based upon the nature of such charges. All charges are assessed on a daily, monthly or

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

      annual basis, and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs, and interest credited to policy account balances.

(c)   DEFERRED POLICY ACQUISITION COSTS (DAC)

      The recoverable costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been capitalized. For investment and universal life products, DAC is being amortized with interest over the lives of the policies in relation to the present value of the estimated future gross profits from projected interest margins, cost of insurance charges, policy administration charges, and surrender charges.

      The Company's long-term assumption for net separate account performance is 8.59%, a blend of expected returns from stock, money market and bond funds after deductions for policy charges. The Company assumes that the level of separate account assets resulting from market performance will revert, over a three-year period, to the level expected if the long-term assumed trend rate had applied. This refinement to the estimation of long-term returns is commonly referred to as a reversion to the mean. The Company's policy regarding the reversion to the mean process does not permit projected returns to be below 2.72% or in excess of 16.65% during the three-year reversion period.

      Changes in assumptions can have a significant impact on the amount of DAC reported for investment and universal life products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. Any resulting DAC unlocking adjustments are reflected currently in the statement of operations.

(d)   SEPARATE ACCOUNTS

      Separate Account assets and liabilities represent contractholders' funds, which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of operations and cash flows except for the fees the Company receives for administrative services and risks assumed.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

      The Company's GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

      In 2003, the Company began selling a guaranteed minimum income benefit
      (GMIB) rider. This rider, which is issued through age 80, provides for a guaranteed minimum fixed income in the form of a monthly annuity. The monthly income is determined by applying a guaranteed income base to the annuity tables in the rider. The guaranteed income base is the greater of
      (a) the premiums increased at 5.50% per year (4% for rider issue ages 76-80) until age 85, with adjustment for withdrawals or (b) the highest contract anniversary value prior to age 85. The amount for the latter during a period between contract anniversaries is determined by increasing the previous anniversary value by additional premiums and adjusting it, on a pro rata basis, for withdrawals. GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation, if actual experience or other evidence suggests that earlier assumptions should be revised.

      In 2004, the Company began selling guaranteed minimum accumulation benefit
      (GMAB) riders, in which the account value on the tenth anniversary will not be less than the remaining initial premium. A GMAB represents an embedded derivative in the variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivative is carried at fair value and reported in future policy benefits and claims. The fair value of GMAB embedded derivative is calculated based on actuarial assumptions related to projected benefit cash flows, incorporating numerous assumptions, including but not limited to, expectations of contract holder persistency, market returns, correlations of market returns and market return volatility.

(e)   FUTURE POLICY BENEFITS

      Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued. The liabilities for life reserves may be greater or less than those established by the ceding companies due to their use of different mortality and other assumptions (see note 6).

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

      Future policy benefits for investment products in the accumulation phase and universal life products have been calculated based on participants' contributions plus interest credited less applicable contract charges (see note 6).

(f)   REINSURANCE

      Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risk assumed. Assets and liabilities related to reinsurance are reported on a gross basis.

(g)   FEDERAL INCOME TAXES

      The Company files a separate federal income tax return and utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

      The Company provides for Federal income taxes based on amounts the Company believes it will ultimately owe. Inherent in the provision for Federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for Federal income taxes recorded in the financial statements. Any such change could significantly affect the amounts reported in the statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the Internal Revenue Service or the tax courts.

(h)   CASH EQUIVALENTS

      For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

(i)   USE OF ESTIMATES

      In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

      The estimates susceptible to significant change are those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, Federal income taxes, valuation allowances for mortgage loans on real estate, impairment losses on investments and impairment of goodwill and intangible assets.

(j)   RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

      Emerging Issues Task Force (EITF) Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1) was issued on October 23, 2003. On September 8, 2004, the Financial Accounting Standards Board (FASB) exposed for comment FSP EITF Issue 03-1-a, which was intended to provide guidance related to the application of paragraph 16 of EITF 03-1, and proposed FSP EITF Issue 03-1-b, which proposed a delay in the effective date of EITF 03-1 for debt securities that are impaired because of interest rate and/or sector spread increases. Based on comments received on these proposals, on September 30, 2004 the FASB issued FSP EITF Issue 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, which delayed the effectiveness of the guidance in EITF 03-1 in its entirety, with the exception of certain disclosure requirements. The delay had no impact on the Company's financial position or results of operations. The Company continues to actively monitor its portfolio for any securities deemed to be other-than-temporarily impaired based on the guidance in Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities, and the Securities and Exchange Commission Staff Accounting Bulletin No. 59, Accounting for Noncurrent Marketable Equity Securities. Due to uncertainty regarding the ultimate guidance to be issued, the Company cannot reasonably estimate the impact on the Company's financial position or results of operations, if any, of adopting EITF 03-1.

      In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1). SOP 03-1 addresses a number of topics, the most significant of which is the appropriate accounting for policies with GMDB. SOP 03-1 requires companies to determine whether the presence of a GMDB causes a contract to be an insurance contract rather than an investment contract. For insurance contracts, companies are required to establish a reserve to recognize a portion of current period revenues that are compensation for future insurance benefits. SOP 03-1 also provides guidance on separate account presentation, interest in Separate Accounts, sales inducements, annuitization options and indexed returns on Separate Accounts. The Company adopted SOP 03-1 on January 1, 2004. There was no material impact on policyholder liabilities as a result of the adoption of SOP 03-1.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

      In June 2004, the FASB issued a FSP SFAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability (FSP SFAS 97-1), to clarify the guidance related to unearned revenue reserves (URR). The primary purpose of FSP SFAS 97-1, is to address the practice question of whether SOP 03-1 restricts the application of the URR guidance in SFAS No. 97 to situations in which profits are expected to be followed by losses. Because the Company was computing its URR in accordance with FSP SFAS 97-1 at the time SOP 03-1 was adopted, the issuance of FSP SFAS 97-1 had no impact on the Company's financial position or results of operations at the time of adoption.

      In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation ARB No. 51 (FIN 46). Accounting Research Bulletin No. 51, Consolidated Financial Statements (ARB 51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved via ownership of a majority voting interest. FIN 46 clarifies the application of ARB 51, to certain "variable interest entities" (VIE) where the equity investors do not have all of the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Companies adopting FIN 46 must first identify VIEs with which they are involved and then determine if the Company is the "primary beneficiary" of a VIE. The primary beneficiary is the Company that absorbs a majority of the VIEs expected losses, residual returns or both. The primary beneficiary is required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46. In December 2003, the FASB issued FIN 46R, which required all public companies to apply the provisions of FIN 46 or FIN 46R to special purpose entities created prior to February 1, 2003. The primary difference between FIN 46R and FIN 46 was the criteria to be followed in determining the primary beneficiary. The adoption of FIN 46 did not have any impact on the results of operations or financial position of the Company.

      In April 2003, the FASB released SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS No. 149 is generally effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS 149 on July 1, 2003 did not have any impact on the results of operations or financial position of the Company.

      In April 2003, the FASB issued Derivatives Implementation Group (DIG) Issue B36, Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (DIG B36), which addresses the need to separately account for an embedded derivative within a reinsurer's receivable and ceding company's payable arising from modified coinsurance or similar

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

      arrangements. Paragraph 12.a. of SFAS 133 indicates that an embedded derivative must be separated from the host contract (bifurcated) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance or similar arrangement because the yield on the receivable and payable is based on or referenced to a specified proportion of the ceding company's return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company.

      For valuation purposes, the derivative in each contract is defined as a swap of a variable rate loan for a total return on a pool of assets. As such, the value of the derivative is defined as the difference between the change in value of the "base" loan and the change in the value of the reinsurer's share of the assets in the asset pool. By defining the base loan as a variable rate loan, changes in the value of the base loan are effectively eliminated. That is, we are able to assume that rates on the theoretical variable rate loan could be reset often enough so that the present value of the loan at any time is equal to the loan's carrying value. With the change in the value of the loan set at zero, the value of the derivative becomes the change in the value of the reinsurer's share of the pool of assets. The determination of this value is simply the fair value of the assets in the pool less the book value of those assets. For marketable securities that are in the asset pool, fair value will be based upon market quoted prices where available. In the event that market prices are unavailable, alternative valuation methods will be determined by investment personnel of NSLAC. Any alternative valuation techniques employed will be consistent with those used by NSLAC for its portfolio valuation purposes. Any mortgage loans subject to valuation will have its fair value determined based on the present value of cash flows method. This is consistent with methods currently used by NSLAC for disclosures pursuant to SFAS No. 107, Disclosures about Fair Value of Financial Instruments (SFAS 107).

      The adoption of DIG B36 resulted in the Company recognizing a cumulative effect adjustment as of September 30, 2003, which reduced net loss by $53. The changes in value of the embedded reinsurance derivative are a component of continuing operations from October 1, 2003 and forward. For additional information about the impact of DIG B36, see note 12.

(k)   RECLASSIFICATIONS

      Certain amounts in the 2003 and 2002 financial statements have been reclassified to conform to the 2004 presentation.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

(3)   BASIS OF PRESENTATION

      The accompanying financial statements have been prepared in accordance with GAAP, which differs from statutory accounting practices prescribed or permitted by the New York State Insurance Department (the Department). Annual Statements for the Company, filed with the Department, are prepared on a basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners
      (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

      The statutory basis net loss of NSLAC was $463, $742, and $1,078 for the years ended December 31, 2004, 2003, and 2002, respectively. The statutory basis capital and surplus of NSLAC was $21,159 and $21,666 as of December 31, 2004 and 2003, respectively. The primary reasons for the differences between equity and net loss on a GAAP basis versus capital and surplus and net loss on a statutory basis are that, for GAAP reporting purposes: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to income in the year incurred; (2) future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals; (3) investments in bonds available-for-sale are carried at fair value rather than amortized cost; (4) the asset valuation reserve and interest maintenance reserve are not recorded; (5) the fixed maturity securities that are related to the Company's funds withheld reinsurance arrangement are classified as trading securities recorded at fair value as opposed to amortized cost; (6) reserves are reported gross of ceded reinsurance balances; (7) changes in deferred taxes are recognized in operations; (8) there is a presentation of other comprehensive income and comprehensive income; and (9) the statements of cash flows are not presented in the manner prescribed by the NAIC.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

(4)   OTHER COMPREHENSIVE INCOME (LOSS)

      Other Comprehensive Income (Loss) includes net income (loss) as well as certain items that are reported directly within the separate components of stockholder's equity that bypass net income (loss). The related before and after Federal tax amounts for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                                        2004      2003      2002
                                                                        ----      ----      ----
Unrealized (losses) gains on securities
   available- for-sale arising during the period                        $(43)      420       589
     Related Federal tax benefit (expense)                                 6       (63)     (206)
     Tax rate change                                                       -       116         -
                                                                        ----      ----      ----
             Net                                                         (37)      473       383
                                                                        ----      ----      ----

Less:
   Reclassification adjustment for:
     Net gains on securities available-
        for-sale realized during the period:
          Gross                                                            -      (187)        -
          Related Federal tax expense                                      -        28         -
     Securities transferred from available- for-sale to trading:
          Gross                                                            -        53         -
          Related Federal tax expense                                      -        (8)        -
                                                                        ----      ----      ----
             Net                                                           -      (114)        -
                                                                        ----      ----      ----
             Total other comprehensive
               income (loss)                                            $(37)      587       383
                                                                        ====      ====      ====

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

(5)   INVESTMENTS

      An analysis of investment income and realized gains (losses) by investment type follows for the years ended December 31:

                                                  INVESTMENT INCOME
                                           ---------------------------------
                                            2004         2003         2002
                                            ----         ----         ----
Gross investment income:
   Fixed maturities available for sale     $ 1,336        1,153        1,188
   Fixed maturity trading securities           243          159            -
   Mortgage loans on real estate                64           66           17
   Short-term investments                       13           15           15
   Other                                         -          (15)           1
                                           -------      -------      -------
     Total gross investment income           1,656        1,378        1,221
Investment income due to reinsurers           (523)        (150)           -
Investment expenses                             (3)         (47)         (41)
                                           -------      -------      -------
     Net investment income                 $ 1,130        1,181        1,180
                                           =======      =======      =======

                                                   REALIZED GAINS (LOSSES) ON INVESTMENTS
                                                   --------------------------------------
                                                    2004            2003            2002
                                                    ----            ----            ----
Gross realized gains (losses) on investment:
   Fixed maturities available for sale              $ 68             (69)             45
   Fixed maturity trading securities                   -               3               -
   Mortgage loans on real estate                       -              (1)              -
   Other                                               -               1               -
                                                    ----            ----            ----
     Net realized gains (losses) on
        investments                                   68             (66)             45
                                                    ====            ====            ====

There were no OTI write-downs in 2004, 2003 or 2002.

As part of the Company's adoption of DIG B36 in 2003, certain fixed maturity securities were transferred from the available-for-sale category to trading. The gain realized from this transfer was $53.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

The amortized cost and estimated fair value of fixed maturities securities available-for-sale and trading were as follows:

                                                         DECEMBER 31, 2004
                                          -----------------------------------------------
                                                        GROSS        GROSS
                                          AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
                                            COST        GAINS        LOSSES    FAIR VALUE
                                            ----        -----        ------    ----------
Securities available-for-sale:
   Fixed maturities:
     U.S. Treasury securities and
        obligations of U.S. government     $ 3,261         229           -        3,490
     Debt securities issued by
        foreign governments                    270           -          (9)         261
     Corporate securities                   18,107         966        (118)      18,955
     Mortgage-backed securities              4,077          95         (63)       4,109
                                           -------     -------     -------      -------
          Total fixed maturities           $25,715       1,290        (190)      26,815
                                           =======     =======     =======      =======
Trading securities:
   Fixed maturity corporate securities     $ 6,357         104         (96)       6,365
                                           =======     =======     =======      =======

                                                         DECEMBER 31, 2004
                                          -----------------------------------------------
                                                        GROSS        GROSS
                                          AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
                                            COST        GAINS        LOSSES    FAIR VALUE
                                            ----        -----        ------    ----------
Securities available-for-sale:
   Fixed maturities:
     U.S. Treasury securities and
        obligations of U.S. government     $ 3,299        224            -        3,523
     Debt securities issued by
        foreign governments                    274          -          (10)         264
     Corporate securities                   18,998        953         (162)      19,789
     Mortgage-backed securities              3,317        155          (17)       3,455
                                           -------      -----         ----       ------
          Total fixed maturities           $25,888      1,332         (189)      27,031
                                           =======      =====         ====       ======
Trading securities:
   Fixed maturities corporate securities   $ 6,288         95          (99)       6,284
                                           =======      =====         ====       ======

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                 2004          2003
                                 ----          ----
Gross unrealized gain           $ 1,100        1,143
Deferred federal income tax        (167)        (173)
                                -------      -------
                                $   933          970
                                =======      =======

An analysis of the change in gross unrealized gains (losses) on securities available-for-sale is as follows for the years ended December 31:

                                        2004      2003     2002
                                        ----      ----     ----
Fixed maturities available-for-sale     $(43)      554      589

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and trading as of December 31, 2004, by contractual maturity, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are allocated based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2004.

                                                          FIXED MATURITY SECURITIES
                                               ------------------------------------------------
                                                  AVAILABLE-FOR-SALE            TRADING
                                               -----------------------   ----------------------
                                               AMORTIZED     ESTIMATED    AMORTIZED   ESTIMATED
                                                 COST       FAIR VALUE      COST     FAIR VALUE
                                                 ----       ----------      ----     ----------
Due in one year or less                         $   250          255            -           -
Due after one year through five years            12,173       12,360        5,471       5,376
Due after five years through ten years            9,964       10,521          886         989
Due after ten years                               3,330        3,679            -           -
                                                -------      -------       ------       -----
                                                $25,717       26,815        6,357       6,365
                                                =======      =======       ======       =====

The Company reviews investments for OTI based on a number of factors. Each security subject to review is analyzed by investment personnel to determine the nature of the price decline. For fixed income securities, declines in value related to interest rate changes are deemed to be temporary provided the Company determines that there is the ability and intent to hold those securities until maturity or until price recovery. Declines related to credit quality issues are looked at on the basis of two key criteria. The nature of the decline is analyzed to determine whether or not the issues involved are of a long term nature or simply short term. Examples of short-term phenomena that can have adverse impacts on bond prices

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

      include trading imbalances due to speculation activity or low overall trading volume. As with interest rate declines, the Company analyzes temporary impairments due to these short-term issues and determines whether or not there is both the ability and intent to hold the security in question until maturity or until price recovery.

      Based upon analysis as described above, the Company believes that no securities reflected in the table below as of December 31, 2004 were other-than-temporarily impaired and, therefore, no write-downs were deemed necessary.

                                   LESS THAN 12 MONTHS      12 MONTHS OR LONGER             TOTAL
                                   -------------------     ----------------------    ---------------------
                                   FAIR      UNREALIZED     FAIR       UNREALIZED     FAIR      UNREALIZED
                                   VALUE       LOSSES       VALUE        LOSSES       VALUE       LOSSES
                                   -----       ------       -----        ------       -----       ------
Foreign government securities     $     -          -          261          (9)          261         (9)
Corporate bonds                     5,424        (70)       6,531        (144)       11,955       (214)
Mortgage-backed securities          1,911        (45)         459         (18)        2,370        (63)
                                  -------       ----        -----        ----        ------       ----
   Total impaired securities      $ 7,335       (115)       7,251        (171)       14,586       (286)
                                  =======       ====        =====        ====        ======       ====

      The proceeds from the sale of securities available-for-sale and trading (excluding calls) during 2004, 2003 and 2002 were $962, $11,345 and $3,162, respectively. Gross realized gains and (losses) on those sales during 2004, 2003 and 2002 were $68, $(66) and $45, respectively.

      Investments with an amortized cost of $1,628 and $1,645 as of December 31, 2004 and 2003, respectively, were on deposit with various regulatory agencies as required by law.

      The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosed mortgage loans during the years ended December 31, 2004 and 2003.

(6)   FUTURE POLICY BENEFITS AND CLAIMS

      The liability for future policy benefits for investment contracts (approximately 72% and 63% of the total liability for future policy benefits as of December 31, 2004 and 2003, respectively) has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 3.29% and 3.25% for the years ended December 31, 2004 and 2003. No such products were sold in 2002.

      The liability for future policy benefits for traditional life products is based on the following mortality and interest rate assumptions without consideration for withdrawals. The assumptions used are the 1980 CSO mortality table with 4% to 6% interest, and 1958 CSO mortality table with 3% to 4.5% interest.

(7)   FEDERAL INCOME TAX

      At December 31, 2004, the Company had available an unused net operating loss (NOL) of $2,429 that may be applied against future taxable income. The NOL expires on December 31, 2017, 2018 and 2019. The Company also had a capital loss carryforward at December 31, 2004 of $20, which expires on December 31, 2008.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

The difference between the expected tax benefit and the actual tax benefit is due to the recognition of a deferred tax asset valuation allowance for the NOL and the capital loss carryforward. The tax expense related to the cumulative effect of a change in accounting principle in 2003 was $28.

The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 2004 and 2003 relate to the following:

                                                                   2004           2003
                                                                   ----           ----
Deferred tax assets:
   Future policy benefits                                         $ 1,067        1,281
   Capital loss carryforward                                            3            9
   NOL carryforward                                                   364          222
   Funds withheld-modco reinsurance                                 1,402          995
   Other                                                               72           77
                                                                  -------        -----
     Total gross deferred tax assets                                2,908        2,584
   Valuation allowance on deferred tax assets                        (297)        (237)
                                                                  -------        -----
     Net deferred tax assets                                        2,611        2,347
                                                                  -------        -----
Deferred tax liabilities:
   Deferred policy acquisition costs                                   45           23
   Fixed maturity securities available-for-sale                       167          173
   Reinsurance recoverable                                          2,399        2,161
   Other                                                              165          161
                                                                  -------        -----
     Total gross deferred tax liabilities                           2,776        2,518
                                                                  -------        -----
     Net deferred tax liability                                   $  (165)        (171)
                                                                  =======        =====

The Company has determined that a deferred tax asset valuation allowance of $297 and $237 was needed as of December 31, 2004 and 2003, respectively. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities in making this assessment.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

(8)   DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

      SFAS 107 requires disclosure of fair value information about existing on- and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

      The following methods and assumptions were used by the Company in estimating its fair value disclosures:

      - Cash, Short-Term Investments, Benefits Payable - The carrying amount reported in the balance sheets for these instruments approximates their fair value.

      - Investment Securities - Fair value for fixed maturity securities generally are determined from quoted market prices traded in the public market place. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or in the case of private placements, fair value is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and duration of the investments.

      - Separate Account Assets and Liabilities - The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.

      - Mortgage Loans on Real Estate - The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

      - Investment Contracts - Fair value for the Company's liabilities under investment type contracts is estimated using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

The carrying amount and estimated fair value of financial instruments subject to SFAS 107 disclosure requirements were as follows as of December 31, 2004:

                                                          2004                         2003
                                                ------------------------       ------------------------
                                                 CARRYING    ESTIMATED         CARRYING      ESTIMATED
                                                 AMOUNT      FAIR VALUE        AMOUNT        FAIR VALUE
                                                 ------      ----------        ------        ----------
Assets:
   Investments:
     Fixed maturities
        available-for-sale                      $ 26,815       26,815           27,031        27,031
     Fixed maturity trading securities             6,365        6,365            6,284         6,284
     Mortgage loans on real estate                   853          924              876           926
     Short-term investments                       10,707       10,707              410           410
     Cash                                            350          350              488           488
     Assets held in Separate
        Accounts                                   6,366        6,366              912           912
Liabilities:
     Deferred annuity contracts                 $ 13,180       12,838           12,900        12,603
     Reinsurance benefits payables                   795          795              799           799
     Liabilities related to Separate
        Accounts                                   6,366        6,366              912           912

(9)   ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

      Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company had commercial mortgage loans with carry values of $853 and $876 as of December 31, 2004 and 2003, respectively. The valuation allowance for mortgages loans was $3 and $1 as of December 31, 2004 and 2003, respectively.

(10)  REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS

      As of December 31, 2004, NSLAC exceeded the minimum risk-based capital requirements as established by the NAIC.

      The Company did not pay any dividends in 2004, 2003 or 2002. The Company cannot pay any dividends in 2005 without prior approval by the Department.

(10)  CONTINGENCIES

      The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without adverse impact on the financial condition of the Company.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

(12)  REINSURANCE

      The Company has entered into reinsurance transactions with other insurance companies. Reinsurance involves either ceding certain risks to or assuming risks from other insurance companies. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of levels that it is prepared to accept. Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders. The Company ceded 100% of the gross earned life and accident and health premiums during 2004, 2003 and 2002, respectively, as this business is in run-off.

      The Company has entered into a 50% modified coinsurance agreement with ONLIC, an affiliated insurer, to facilitate the sale of variable annuity products. As these are deposit type products, there is no impact on reported premiums. Modified coinsurance on a funds withheld basis is subject to the parameters of the DIG B36. DIG B36 requires the bifurcation and valuation of the embedded derivative associated with a funds withheld contract. The change in the value of this derivative is shown on the face of the statements of operations. The Company has recorded a liability related to this agreement of $7 as of December 31, 2004. The modified coinsurance receivable is equal to the change in policyholder account value less the interest earned on the assets withheld. Under modified coinsurance with funds withheld, the Company retains and invests all of the associated assets and provides monthly settlements with its reinsurers based on all income, benefit and expense items.

      Amounts in the accompanying financial statements related to life and accident and health ceded business as of and for the years ended December 31, 2004, 2003 and 2002 are as follows:

                                               2004       2003       2002
                                               ----       ----       ----
Premiums                                      $3,856      4,541      4,951
Benefits incurred                              3,973      6,208      5,304
Commission and expense allowances                168        221        227
Reinsurance recoverable:
   Reserves for future policy benefits         5,601     12,452      6,022
   Benefits payable                              778      1,957      1,500
   Paid losses and expense allowances due        631      1,158      1,841

At December 31, 2004 and 2003, $5,500 and $6,755, respectively, of the Company's reinsurance recoverable on life reserves and benefits payable was retroceded to one reinsurer. For year ended 2003 the ceded reserves were fully collateralized by a letter of credit in the amount of $10,500. This letter of credit was established in accordance with the terms of the reinsurance agreement. During the first quarter of 2004, the Company exercised its right to cash the $10,530 letter of credit guaranteeing $6,755 of reserves credited to SCOR VIE, a foreign insurer. The funds received from the letter of credit have been invested in cash equivalents.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

      To the extent that the retrocessionaires become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion retroceded. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company regularly evaluates the financial condition of its retrocessionaires.

(13)  GOODWILL AND OTHER INTANGIBLE ASSETS

      As a result of the acquisition by SMON in 2002, the Company identified intangible assets related to the insurance licenses acquired. These licenses are indefinite lived intangible assets as defined under SFAS No. 142, Goodwill and Other Intangible Assets.

      The following table illustrates the intangible assets and goodwill associated with the purchase and their carrying value as of December 31, 2004 and 2003, respectively:

                                                 2004          2003
                                                 ----          ----
Unamortizable intangible assets:
   Insurance licenses                         $       275       275
   Goodwill                                           793       793
                                              -----------     -----
                                              $     1,068     1,068
                                              ===========     =====

      The Company's only intangible asset is related to insurance licenses acquired with the purchase of the Company. The value of the intangible is primarily dependent upon the maintenance of the New York license. As this license remains in good standing with all regulatory requirements met, no impairment was recognized on this asset.

      The goodwill asset is also entirely attributable to the purchase of the Company. The Company currently pays no federal income taxes. However, if the Company becomes a taxpayer in the future, we would take a tax deduction for goodwill over a 15-year life. Goodwill is tested annually for impairment. Impairment testing consists of determining a fair value for the Company. When evaluating whether goodwill is impaired, the Company compares the fair value determined above to current carrying value (equity), including goodwill. If the carrying amount of the Company exceeds the fair value, an impairment loss must be measured. Based upon impairment testing for the years ended December 31, 2004, 2003 and 2002, no impairment was deemed necessary.

(14)  RELATED PARTY TRANSACTIONS

      During the fourth quarter of 2002, NSLAC received a capital contribution of $1,342 from SMON.

      As discussed below, the Company has service contracts with affiliated companies whereby the Company is billed for services, office space, equipment and materials necessary to the operation of the Company's business. Billings are determined by the Company's parent based upon the parent's judgment. There is no assurance that these costs would be similar if the Company had to obtain such services, office space, equipment and materials on its own.

                                                                     (Continued)

                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
               (A Wholly Owned Subsidiary of SMON Holdings, Inc.)

                          Notes to Financial Statements

                        December 31, 2004, 2003 and 2002

                             (Dollars in thousands)

      During 2002, NSLAC entered into separate administrative service agreements with ONLIC, a subsidiary of ONFS, and Security Mutual. These agreements were approved by the Department. During 2002, NSLAC also entered into an investment management agreement with Ohio National Investments, Inc.
      (ONI), an affiliate. This agreement also was approved by the Department. During 2002, NSLAC entered into an underwriting agreement with Ohio National Equities, Inc. (ONEQ), an affiliate. The terms of the above agreements call for periodic cash settlements. The amounts that NSLAC owed ONLIC, Security Mutual, ONEQ and ONI as of December 31, 2004, 2003 and 2002 were as follows:


                                            2004          2003      2002
                                            ----          ----      ----
ONLIC                                      $    85         121       585
Security Mutual                                 13          45       262
ONEQ                                            24          26         -
ONI                                              -           -        17
                                           -------         ---       ---
   Total service charges owed              $   122         192       864
                                           =======         ===       ===

      Charges for all services from ONLIC, Security Mutual, ONEQ and ONI for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                            2004          2003      2002
                                            ----          ----      ----
ONLIC                                      $   984       1,082      1,537
Security Mutual                                192         228        431
ONEQ                                           169         152          -
ONI                                              7          46         17
                                           -------       -----      -----
   Total service charges owed              $ 1,352       1,508      1,985
                                           =======       =====      =====

(15)  SUBSEQUENT EVENT

      On January 18, 2005, ONLIC and Security Mutual announced the termination of the 2004 stock purchases agreement between Security Mutual and ONLIC due to the failure of the agreement to receive the approval of the Department. The agreement called for ONLIC to acquire Security Mutual through a sponsored demutualization. Security Mutual was to convert to a stock company then sell its stock to ONLIC. The transaction required the approval of the Department, which officially disapproved the agreement effective December 30, 2004.

NATIONAL SECURITY VARIABLE ACCOUNT L

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2004

                                                                                 CONTRACT OWNERS'
                                                                  ASSETS              EQUITY
                                                              --------------    -------------------
                                                                                   CONTRACTS IN
                                                              INVESTMENTS AT    ACCUMULATION PERIOD
                                                                FAIR VALUE           (NOTE 2)
                                                              --------------    -------------------
OHIO NATIONAL FUND, INC.:
S&P 500 Index Subaccount
249 Shares (Cost $2,941)....................................     $ 3,126              $ 3,126
High Income Bond Subaccount
356 Shares (Cost $2,918)....................................       3,078                3,078
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
Growth & Income Subaccount
273 Shares (Cost $2,952)....................................       3,198                3,198
Core US Equity Subaccount
37 Shares (Cost $422).......................................         455                  455
FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- SERVICE CL 2:
VIP Contrafund Subaccount
121 Shares (Cost $2,906)....................................       3,177                3,177
                                                                 -------              -------
Totals......................................................     $13,034              $13,034
                                                                 =======              =======

   The accompanying notes are an integral part of these financial statements.

NATIONAL SECURITY VARIABLE ACCOUNT L

 STATEMENTS OF OPERATIONS   FROM COMMENCEMENT OF OPERATIONS ON FEBRUARY 24, 2004
TO DECEMBER 31, 2004

                                                                                                                FIDELITY VARIABLE
                                                                                                                    INSURANCE
                                                                                      GOLDMAN SACHS VARIABLE    PRODUCTS FUND --
                                                    OHIO NATIONAL FUND, INC.              INSURANCE TRUST         SERVICE CL 2
                                              -------------------------------------   -----------------------   -----------------
                                                MONEY       S&P 500     HIGH INCOME    GROWTH &     CORE US            VIP
                                                MARKET       INDEX         BOND         INCOME       EQUITY        CONTRAFUND
                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                              ----------   ----------   -----------   ----------   ----------   -----------------
                                                 2004         2004         2004          2004         2004            2004
                                              ----------   ----------   -----------   ----------   ----------   -----------------
Investment activity:
  Reinvested dividends......................     $ 1          $ 33         $  9          $ 44         $ 5             $  0
  Risk & administrative expense (note 3)....      (1)          (10)         (10)          (10)         (2)             (10)
                                                 ---          ----         ----          ----         ---             ----
       Net investment activity..............       0            23           (1)           34           3              (10)
                                                 ---          ----         ----          ----         ---             ----
Realized & unrealized gain (loss) on
  investments:
  Reinvested capital gains..................       0             0            0             0           0                0
  Realized gain (loss)......................       0           (15)          20             9           0              (18)
  Unrealized gain...........................       0           185          160           245          33              271
                                                 ---          ----         ----          ----         ---             ----
       Net gain on investments..............       0           170          180           254          33              253
                                                 ---          ----         ----          ----         ---             ----
          Net increase in contract owners'
            equity from operations..........     $ 0          $193         $179          $288         $36             $243
                                                 ===          ====         ====          ====         ===             ====

   The accompanying notes are an integral part of these financial statements.

NATIONAL SECURITY VARIABLE ACCOUNT L

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY           FROM COMMENCEMENT OF
                            OPERATIONS ON FEBRUARY 24, 2004 TO DECEMBER 31, 2004

                                                                                                                FIDELITY VARIABLE
                                                                                                                    INSURANCE
                                                                                      GOLDMAN SACHS VARIABLE    PRODUCTS FUND --
                                                    OHIO NATIONAL FUND, INC.              INSURANCE TRUST         SERVICE CL 2
                                              -------------------------------------   -----------------------   -----------------
                                                MONEY       S&P 500     HIGH INCOME    GROWTH &     CORE US            VIP
                                                MARKET       INDEX         BOND         INCOME       EQUITY        CONTRAFUND
                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                              ----------   ----------   -----------   ----------   ----------   -----------------
                                                 2004         2004         2004          2004         2004            2004
                                              ----------   ----------   -----------   ----------   ----------   -----------------
Increase in contract owners' equity from
  operations:
  Net investment activity...................   $      0     $    23       $    (1)     $    34        $  3           $   (10)
  Reinvested capital gains..................          0           0             0            0           0                 0
  Realized gain (loss)......................          0         (15)           20            9           0               (18)
  Unrealized gain...........................          0         185           160          245          33               271
                                               --------     -------       -------      -------        ----           -------
       Net increase in contract owners'
        equity from operations..............          0         193           179          288          36               243
                                               --------     -------       -------      -------        ----           -------
Equity transactions:
  Contract purchase payments................      4,150       3,410         3,410        3,410         419             3,410
  Transfers from fixed & other
     subaccounts............................      6,424       2,510         2,510        2,510          85             2,510
  Cost of insurance (note 3)................       (450)     (1,381)       (1,415)      (1,404)        (85)           (1,380)
  Transfers to fixed & other subaccounts....    (10,124)     (1,606)       (1,606)      (1,606)          0            (1,606)
                                               --------     -------       -------      -------        ----           -------
       Net equity transactions..............          0       2,933         2,899        2,910         419             2,934
                                               --------     -------       -------      -------        ----           -------
          Net change in contract owners'
            equity..........................          0       3,126         3,078        3,198         455             3,177
Contract owners' equity:
  Beginning of period.......................          0           0             0            0           0                 0
                                               --------     -------       -------      -------        ----           -------
  End of period.............................   $      0     $ 3,126       $ 3,078      $ 3,198        $455           $ 3,177
                                               ========     =======       =======      =======        ====           =======
Change in units:
  Beginning units...........................          0           0             0            0           0                 0
                                               --------     -------       -------      -------        ----           -------
  Units purchased...........................        156         264           333          450          56               421
  Units redeemed............................       (156)        (83)         (106)        (144)         (9)             (134)
                                               --------     -------       -------      -------        ----           -------
  Ending units..............................          0         181           227          306          47               287
                                               ========     =======       =======      =======        ====           =======

   The accompanying notes are an integral part of these financial statements.

NATIONAL SECURITY VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS                                  December 31, 2004

(1)BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   National Security Variable Account L (the Account) is a separate account of National Security Life and Annuity Company (NSLA) and all obligations arising under variable life insurance policies are general corporate obligations of NSLA. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Account commenced operations on February 24, 2004.

   Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc., Goldman Sachs Variable Insurance Trust, and Fidelity Variable Insurance Products Fund Service Class 2, (collectively the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

   The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2004. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

   Ohio National Investments, Inc. (ONI), a wholly owned subsidiary of The Ohio National Life Insurance Company (ONLIC), performs investment advisory services on behalf of the Ohio National Fund, Inc. (ON Fund) in which the Account invests. NSLA is a subsidiary of ONLIC. For these services, ONI received fees from the ON Fund of approximately $10.3 million for the year ended December 31, 2004.

   Policy holders may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of NSLA. The accompanying financial statements include only the policy holders premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits. There were no transfers to or from the NSLA fixed portion of life insurance policies from the Account for the year ended December 31, 2004.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Some of the underlying mutual funds have been established by investment advisors which manage publicly traded mutual funds, having similar names and investment objectives. While some of the underlying mutual funds may be similar to publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performances of publicly traded mutual funds and any corresponding underlying mutual fund may differ substantially.

                                                                     (continued)

NATIONAL SECURITY VARIABLE ACCOUNT L
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      December 31, 2004

(2) FINANCIAL HIGHLIGHTS

   The following is a summary of accumulation units, value per unit, and fair value (fair value represents the contracts in accumulation period) as of December 31, and expenses, total return and investment income ratio for the periods then ended, for the respective subaccounts and products:

                                                                                                                INVESTMENT
                                                    ACCUMULATION   VALUE PER     FAIR                 TOTAL       INCOME
                                                      UNITS***        UNIT      VALUE    EXPENSES*   RETURN**   RATIO****
                                                    ------------   ----------   ------   ---------   --------   ----------
OHIO NATIONAL FUND, INC.:
S&P 500 INDEX SUBACCOUNT
2004..............................................      181        $17.315314   $3,126     0.75%       9.48%         2.39%
HIGH INCOME BOND SUBACCOUNT
2004..............................................      227        $13.564645   $3,078     0.75%       9.84%         0.66%
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
GROWTH & INCOME SUBACCOUNT
2004..............................................      306        $10.446877   $3,198     0.75%      17.91%         3.07%
CORE US EQUITY SUBACCOUNT
2004..............................................       47        $ 9.741352   $  455     0.75%      14.08%         2.30%
FIDELITY VARIABLE INSURANCE PRODUCTS
  FUND -- SERVICE CL 2:
VIP CONTRAFUND SUBACCOUNT
2004..............................................      287        $11.066510   $3,177     0.75%      14.30%         0.00%

   ------------------

      * This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to policy holder accounts through the redemption of units.

     ** This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Although the Account commenced operations on February 24, 2004, it began tracking the value per unit on January 1, 2004. Accordingly, the 2004 total returns presented represented the actual twelve month return for the subaccount for the period ended December 31, 2004.

    *** Accumulation units are rounded to the nearest whole number.

   **** The Investment Income Ratio represents the dividends for the periods indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets (by product). This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions to contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratios for funds that were eligible for investment during only a portion of the year are annualized.

(3) RISK & ADMINISTRATIVE EXPENSE AND CONTRACT CHARGES

   Although variable life payments differ according to the investment performance of the underlying funds with the Accounts, they are not affected by mortality or expense experience because NSLA assumes the expense risk and the mortality risk under the policies. NSLA charges the Accounts' assets for assuming those risks. Such charges will be assessed through the unit value calculation.

   Total premium expense charges in the Account assessed by NLSA amounted to approximately $1,350 during 2004.

                                                                     (continued)

NATIONAL SECURITY VARIABLE ACCOUNT L
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      December 31, 2004

   The following table illustrates product and contract level charges:

                                                                  SECURITY ADVANTAGE VUL
   MORTALITY AND EXPENSE RISK FEES
   This basic charge is assessed through reduction of daily
   unit values:................................................            0.75%
   The following charges are assessed through the redemption of units:
   PREMIUM EXPENSE CHARGE
   Deducted from premiums upon receipt.........................        3.9% to 4.9%
   PREMIUM TAXES
   Deducted from premiums upon receipt.........................             2%
   SURRENDER FEES
   Deducted from the Accumulation Value during the first 15
   policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial
   surrender and decreases in stated amount. (per $1000).......      $12.29 to $132.66
   TRANSFER FEES -- per transfer
   (currently no charge for the first 12 transfers each
   contract year)..............................................          $3 to $15
   ADMINISTRATIVE FEES
   Upon the partial surrender amount. (of the amount
   surrendered)................................................   the lesser of $25 or 2%
   COST OF INSURANCE
   Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980
   Commissioner's Standard Ordinary Mortality tables. (per
   $1000)......................................................       $.045 to $83.33
   MAINTENANCE FEE
   Deducted monthly............................................             $7
   The following charges for riders are assessed through the redemption of units:
   CONTINUATION OF COVERAGE RIDER
   Deducted monthly. Provides for payment of full death benefit
   past maturity date. (per $1000).............................       $0.00 to $0.17
   ACCIDENTAL DEATH BENEFIT
   Deducted monthly. Provides additional death benefit if
   insured's sole cause of death is an accident. (per $1000)...       $0.05 to $0.29
   LIFETIME ADVANTAGE RIDER
   Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness.
   Reduction of remaining death benefit of the amount taken
   under the rider.............................................          up to 10%
   EXCHANGE OF LIFE INSURED -- per exchange
   Allows the insured life to be changed.......................             $75
   GUARANTEED PURCHASE OPTION
   Deducted monthly. Provides the right to purchase chosen
   amount of insurance coverage at certain dates without
   evidence of insurability. (per $1000).......................       $0.00 to $0.19
   WAIVER OF STIPULATED PREMIUM FOR TOTAL DISABILITY
   Deducted monthly. Credits a stipulated premium to the policy
   if insured is totally disabled. (per $1000).................       $0.01 to $0.18

                                                                     (continued)

NATIONAL SECURITY VARIABLE ACCOUNT L
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      December 31, 2004

(4) FEDERAL INCOME TAXES

   Operations of the Account form a part of, and are taxed with, operations of NSLA which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the policy holder upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares. Accordingly, NSLA does not provide for income taxes within the Account.

NATIONAL SECURITY VARIABLE ACCOUNT L

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of National Security Life and Annuity Company and Contract Owners of National Security Variable Account L:

We have audited the accompanying statements of assets and contract owners' equity of National Security Variable Account L (comprised of the sub-accounts listed in note 2) (collectively, "the Account") as of December 31, 2004, and the related statements of operations and changes in contract owners' equity, and the financial highlights for the period from February 24, 2004 (commencement of operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2004, and the results of its operations, changes in contract owners' equity, and the financial highlights for the period from February 24, 2004 (commencement of operations) through December 31, 2004, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 22, 2005

PART C: OTHER INFORMATION


Item Number   Caption in Prospectus

   26.        Exhibits
   27.        Directors and Officers of the Depositor
   28. Persons Controlled by or Under Common Control with National Security or National Security Variable Account L
   29.        Indemnification
   30.        Principal Underwriter
   31.        Location of Accounts and Records
   32.        Management Services
   33.        Fee Representation

                            PART C: OTHER INFORMATION


Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.


Item 27. Directors and Officers of the Depositor



NAME                       RELATIONSHIP WITH COMPANY
----                       -------------------------
DIRECTORS
Carson E. Beadle.........  President of Carson E. Beadle, Inc. New York, New York
David L. Birchenough**...  Executive Vice President & Chief Financial Officer
                           Security Mutual Life Insurance Company of New York,
                           Binghamton, New York
Bruce W. Boyea**.........  Chairman, President & Chief Executive Officer
                           Security Mutual Life Insurance Company of New York,
                           Binghamton, New York
James A. Carrigg.........  Retired Chairman, President & CEO NYSEG
                           Binghamton, New York 13902
George E. Castrucci......  Retired Chairman and Chief Executive Officer,
                           Great American Broadcasting Company (formerly Taft
                           Broadcasting Company) Cincinnati, Ohio
Raymond R. Clark.........  Retired President and Chief Executive Officer
                           Cincinnati Bell Telephone Company, Cincinnati, Ohio
Ronald J. Dolan*.........  Executive Vice President & Chief Financial Officer --
                           Ohio National Mutual Holdings, Inc. Montgomery, Ohio
Daniel J. Fischer**......  Executive Vice President, Individual Insurance Operations --
                           Security Mutual Life Insurance Company of New York,
                           Binghamton, New York
David B. O'Maley*........  Chairman, President & Chief Executive Officer --
                           Ohio National Mutual Holdings, Inc. Montgomery, Ohio;
                           Director -- SMON Holdings, Inc.; Director -- National
                           Security Life and Annuity Company
John J. Palmer*..........  Vice Chairman -- Ohio National Mutual Holdings, Inc.
EXECUTIVE OFFICERS
Bruce W. Boyea**.........  Director -- National Security Life and Annuity Company;
                           Chairman -- National Security Life and Annuity Company
John J. Palmer*..........  Director -- National Security Life and Annuity Company;
                           Chief Executive Officer -- National Security Life and
                           Annuity Company
Daniel J. Fischer**......  Director -- National Security Life and Annuity Company;
                           President -- National Security Life and Annuity Company
Ronald J. Dolan*.........  Director -- National Security Life and Annuity Company;
                           Vice President and Chief Financial Officer -- National
                           Security Life and Annuity Company
David L. Birchenough**...  Director -- National Security Life and Annuity Company;
                           Vice President -- National Security Life and Annuity Company
Susan E. Mistretta**.....  Secretary and General Counsel -- National Security Life and
                           Annuity Company
David W. Cook*...........  Chief Actuary -- National Security Life and Annuity Company
Christopher A. Carlson*..  Chief Investment Officer -- National Security Life and
                           Annuity Company

---------------
* The principal occupation of this person is an officer of The Ohio National Life Insurance Company and his or her principal business address is: One Financial Way, Cincinnati, Ohio 45242.

** The principal occupation of this person is an officer of Security Mutual Life
   Insurance Company and his or her principal business address is: 100 Court Street, Binghamton, New York 13902.

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued in the aggregate amount of $3 million.

Item 28. Persons Controlled by or Under Common Control with the National Security or National Security Variable Account L

The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of SMON Holdings, Inc., which is jointly owned by Security Mutual Life Insurance Company and The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)                               Jurisdiction           % Owned
--------------------------------------------------------------------------------

The Ohio National Life Insurance Company          Ohio                     100%

OnFlight, Inc.                                    Ohio                     100%
(aviation)

ON Global Holdings, Inc.                          Delaware                 100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.                Connecticut               51%
(investment adviser)


Suffolk Capital Management LLC                    Delaware                  81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation          Ohio                     100%

Ohio National Equities, Inc.                      Ohio                     100%
(securities broker dealer)

Ohio National Investments, Inc.                   Ohio                     100%
(investment adviser)

The O.N. Equity Sales Company                     Ohio                     100%
(securities broker dealer)

Enterprise Park, Inc.                             Georgia                  100%
(real estate holding company)

Ohio National Fund, Inc.                          Maryland      (more than) 90%
(registered investment company

Dow Target Variable Fund LLC                      Ohio                     100%
(registered investment company)

SMON Holdings, Inc.                               Delaware                  51%
(insurance holding company)

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company                Ohio                     100%
(investment adviser)




Ohio National Insurance Agency of
     Alabama, Inc.                                Alabama                  100%

Ohio National Insurance Agency of
     Massachusetts, Inc.                          Massachusetts            100%

Ohio National Insurance Agency of
     North Carolina, Inc.                         North Carolina           100%

Ohio National Insurance Agency, Inc.              Ohio                     100%

ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

SMON Holdings, Inc. owns 100% of the voting securities of National Security Life and Annuity Company, a life insurance company organized under the laws of New York.


Item 29. Indemnification


Article X of the Depositor's Charter provides as follows:

No director shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, that the foregoing provision shall not eliminate or limit (I) the liability of a director if a judgment or other final adjudication adverse to him or her establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or any violation of the Insurance Law or knowing violation of any other law or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; or (ii) the liability of a director for any act or omission prior to the adoption of this restatement by the shareholders of the Corporation.

Article VIII of the Depositor's By-laws, "Indemnification of Officers and Directors" provides further details regarding the indemnification of the Depositor's officers, directors and other employees. The By-laws are contained in Exhibit 6(b) of this registration statement and are incorporated into this
Item 28 by reference.

Item 30. Principal Underwriter

The principal underwriter of the Registrant's securities is Ohio National Equities, Inc. ("ONEQ"). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.

The directors and officers of ONEQ are:

     Name                        Position with ONEQ
--------------------------------------------------------------------------------

     David B. O'Maley            Chairman and Director
     John J. Palmer              President and Director
     Thomas A. Barefield         Senior Vice President
     Trudy K. Backus             Vice President and Director
     Barbara A. Turner           Vice President of Operations & Comptroller
                                      and Treasurer
     James I. Miller II          Vice President and Director
     Marcus L. Collins           Secretary
     Michael F. Haverkamp        Assistant Secretary
     Cletus L. Davis             Assistant Treasurer

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting             Compensation
Discounts and                on Redemption                Brokerage
Commissions                  or Annuitization             Commissions
--------------------------------------------------------------------------------
$0.00                             None                       None


Item 31. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

 (1) Journals and other records of original entry:

     National Security Life and Annuity Company ("Depositor")
     One Financial Way
     Montgomery, Ohio  45242

     U.S. Bank, N.A. ("Custodian")
     425 Walnut Street
     Cincinnati, Ohio 45202

 (2) General and auxiliary ledgers:

     Depositor and Custodian

 (3) Securities records for portfolio securities:

     Custodian

 (4) Corporate charter, by-laws and minute books:

     Registrant has no such documents.

 (5) Records of brokerage orders:

     Not applicable.

 (6) Records of other portfolio transactions:

     Custodian

 (7) Records of options:

     Not applicable

 (8) Records of trial balances:

     Custodian

 (9) Quarterly records of allocation of brokerage orders and commissions:

     Not applicable

(10) Records identifying person or group authorizing portfolio transactions:

     Depositor

(11) Files of advisory materials:

     Not applicable

(12) Other records

     Custodian and Depositor


Item 32. Management Services

         None


Item 33. Fee Representation

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;

National Security Life and Annuity Company represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by National Security Life and Annuity Company.

This registration statement comprises the following papers and documents: The facing sheet


The prospectus consisting of 39 pages


The signatures

Written consents of the following persons:


KPMG LLP





     David W. Cook, FSA, MAAA

Exhibits:
All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

         (1) Resolution of the Board of Directors of the Depositor authorizing establishment of National Security Variable Account L. Incorporated by reference to Exhibit 1 of National Security Variable Account A's filing on
                  Form N-4 filed January 7, 2002 (File No. 333-76352).


         (3)(a) Principal Underwriting Agreement for Variable Contracts, with compensation schedule, between the Depositor and Ohio National Equities, Inc. Incorporated by reference to
                  Exhibit 3(a) of Registrant's filing on Form S-6 filed January 7, 2002.

         (3)(c)   Schedule of Sales Commissions. Incorporated by reference to
                  Exhibit 3(c) of Registrant's filing on Form S-6 filed January 7, 2002.

         (3)(d) Variable Contract Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. Incorporated by reference to Exhibit 3(d) of Registrant's filing on Form S-6 filed January 7, 2002.

         (4) Flexible Premium Life Insurance Policy (Form). Incorporated by reference to Exhibit 5 of Registrant's filing on Form S-6 filed January 7, 2002.

         (5) Variable Life Insurance Application Supplement: Suitability Information. Incorporated by reference to Exhibit 10 of Registrant's filing on Form S-6 filed January 7, 2002.

         (6)(a) Restated Charter of the Depositor. Incorporated by reference to Exhibit 6(a) of Registrant's filing on Form S-6 filed January 7, 2002.

         (6)(b)   By-laws of the Depositor. Incorporated by reference to
                  Exhibit 6(b) of Registrant's filing on Form S-6 filed January 7, 2002.

         (8) Form of Participation Agreement between the Depositor and Ohio National Fund, Inc. Incorporated by reference to
                  Exhibit 8 of Registrant's filing on Form S-6 filed January 7, 2002.


         (11) Legal Opinion incorporated by reference to Exhibit 99(k) of Registrant's Form N-6 filed on February 9, 2005.


         (17) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts. Incorporated by reference to Exhibit 11 of Registrant's filing on Form S-6 filed January 7, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, National Security Variable Account L certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 27th day of April, 2005.


                                      NATIONAL SECURITY VARIABLE ACCOUNT L
                                                 (Registrant)

                                      NATIONAL SECURITY LIFE AND ANNUITY COMPANY
                                                   (Depositor)


                                       By  /s/ John J. Palmer
                                         ---------------------------------------
                                               John J. Palmer
                                               Chief Executive Officer


Attest:



/s/ Therese S. McDonough
----------------------------
Therese S. McDonough
Assistant Secretary

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                         Title                                        Date



/s/ Carson E. Beadle              Director                                 April 27, 2005
-------------------------
Carson E. Beadle


/s/ David L. Birchenough          Director                                 April 27, 2005
-------------------------
David L. Birchenough


/s/ Bruce W. Boyea                Director and Chairman                    April 27, 2005
-------------------------
Bruce W. Boyea


/s/ James A. Carrigg              Director                                 April 27, 2005
-------------------------
James A. Carrigg


/s/ George E. Castrucci           Director                                 April 27, 2005
-------------------------
George E. Castrucci


/s/ Raymond R. Clark              Director                                 April 27, 2005
-------------------------
Raymond R. Clark


/s/ Ronald J. Dolan               Director and Chief Financial Officer     April 27, 2005
-------------------------
Ronald J. Dolan


/s/ Daniel J. Fischer             Director and President                   April 27, 2005
-------------------------
Daniel J. Fischer


/s/ David B. O'Maley              Director                                 April 27, 2005
-------------------------
David B. O'Maley


/s/ John J. Palmer                Director and Chief Executive Officer     April 27, 2005
-------------------------
John J. Palmer

                         INDEX OF CONSENTS AND EXHIBITS



                                                                        Page Number
Exhibit                                                                 in Sequential
Number           Description                                            Numbering System
-------          ------------                                           ----------------
                 Consent of KPMG LLP

                 Consent of David W. Cook, FSA, MAAA


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors of National Security Life and Annuity Company and Contract Owners of National Security Variable Account L:


We consent to use of our reports for National Security Variable Account L dated February 22, 2005, and for National Security Life and Annuity Company dated March 28, 2005, included herein and to the reference to our firm under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information in post-effective amendment no. 6 to File No. 333-76344. The report of KPMG LLP covering the December 31, 2004 financial statements of National Security Life and Annuity Company refers to a change in the method of accounting for embedded reinsurance derivatives in 2003.



KPMG LLP
Columbus, Ohio
April 27, 2005

            [NATIONAL SECURITY LIFE AND ANNUITY COMPANY LETTERHEAD]


                                                            April 27, 2005



National Security Life and Annuity Company
One Financial Way
Cincinnati, Ohio 45242



Re: National Security Variable Account L (1940 Act File No. 811-10621)
    Post-Effective Amendment No. 6 to File No. 333-76344



Gentlemen:

I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form N-6.


                                        Sincerely,

                                        /s/ David W. Cook
                                        ----------------------------------------
                                        David W. Cook, FSA, MAAA


DWC/nh